                                                                   EXHIBIT 10.18






                            PATTERSON DENTAL COMPANY

                          EMPLOYEE STOCK OWNERSHIP PLAN

                         Amended and restated effective

                                   May 1, 2001

                            PATTERSON DENTAL COMPANY

                          EMPLOYEE STOCK OWNERSHIP PLAN

                            Declaration of Amendment
                            ------------------------

     The undersigned hereby adopt the amendment and restatement of the Patterson Dental Company Employee Stock Ownership Plan as reflected in the written instrument entitled "Patterson Dental Company Employee Stock Ownership Plan," which instrument is attached hereto and made a part hereof.

     This amended and restated plan document shall be effective as of May 1, 2001.

     IN WITNESS WHEREOF, the undersigned has caused this Declaration of Amendment to be executed by its duly authorized officers this 4th day of December, 2001.

                                       PATTERSON DENTAL COMPANY

                                       By:      /s/ Stephen Armstrong
                                          -------------------------------------
                                       Name:  R. Stephen Armstrong

                                       Title: Executive Vice President & CFO

                               Table of Contents
                               -----------------

ARTICLE I -    INTRODUCTION                                                   1
-----------    ------------                                                   -
Section 1.1    Name of Plan and Trust                                         1
Section 1.2    Purpose                                                        1
Section 1.3    Plan Maintained by More Than One Employer                      1
Section 1.4    Background                                                     1
Section 1.5    Effective Date of Plan Amendments                              1

ARTICLE II -   DEFINITIONS                                                    2
------------   -----------                                                    -
Section 2.1    Account                                                        2
Section 2.2    Acquisition Loan                                               2
Section 2.3    Beneficiary                                                    2
Section 2.4    Board of Directors                                             2
Section 2.5    Break In Service                                               2
Section 2.6    Code                                                           2
Section 2.7    Compensation                                                   2
Section 2.8    Controlled Group                                               3
Section 2.9    Effective Date                                                 3
Section 2.10   Employee                                                       4
Section 2.11   Employer                                                       4
Section 2.12   Employer Stock                                                 4
Section 2.13   Employment Year                                                4
Section 2.14   ERISA                                                          4
Section 2.15   Fair Market Value Per Share                                    4
Section 2.16   Fiduciary                                                      4
Section 2.17   Financed Shares                                                4
Section 2.18   Forfeitures                                                    5
Section 2.19   Highly Compensated Employee:                                   5
Section 2.20   Hour of Service shall mean                                     5
Section 2.21   Limitation Year                                                7
Section 2.22   Non-Highly Compensated Employee                                7
Section 2.23   Normal Retirement Age                                          7
Section 2.24   Parental Absence                                               7
Section 2.25   Participant                                                    7
Section 2.26   Plan                                                           7
Section 2.27   Plan Administrator                                             7
Section 2.28   Plan Year                                                      7
Section 2.29   Section 415 Compensation                                       7
Section 2.30   Sponsor                                                        8
Section 2.31   Trust                                                          8
Section 2.32   Trust Fund                                                     8
Section 2.33   Trustee                                                        8
Section 2.34   Valuation Date                                                 8
Section 2.35   Year of Service                                                8

Section 2.36   Year of Service for Participation                              8
Section 2.37   Year of Service for Vesting                                    8

ARTICLE III -  ELIGIBILITY AND PARTICIPATION                                  9
-------------  -----------------------------                                  -
Section 3.1    Eligibility for Participation                                  9
Section 3.2    Eligibility Computation Periods                                9
Section 3.3    Participation Upon Reemployment                                9
Section 3.4    Participation After Normal Retirement Age                      9
Section 3.5    Collective Bargaining Agreement                                9
Section 3.6    Participation Upon Return To Eligible Class                   10
Section 3.7    Employee Leasing                                              10
Section 3.8    Classification                                                10

ARTICLE IV -   CONTRIBUTIONS                                                 11
------------   -------------                                                 --
Section 4.1    Employer Contributions                                        11
Section 4.2    Time of Payment and Form of Contribution                      11
Section 4.3    Allocation of Employer Contribution                           11
Section 4.4    Allocation of Forfeitures                                     13
Section 4.5    Advance Employer Contributions                                13
Section 4.6    Limitations on Allocations                                    13
Section 4.7    No Contributions by Participants                              15
Section 4.8    Make-Up Contributions for Omitted Participants                15
Section 4.9    Exclusive Benefit; Refund of Employer Contribution            15
Section 4.10   Dividends                                                     16

ARTICLE V -    DETERMINATION OF VALUE OF PARTICIPANT'S ACCOUNTS              18
-----------    ------------------------------------------------              --
Section 5.1    Trust Fund and Allocation of Earnings                         18
Section 5.2    Determination of Market Value                                 18
Section 5.3    Diversification of Investments                                18

ARTICLE VI -   RETIREMENT AND OTHER TERMINATION OF PARTICIPATION VESTING     20
------------   ---------------------------------------------------------     --
Section 6.1    Full Vesting: Retirement, Death or Disability                 20
Section 6.2    Other Termination of Employment: Participant's Vested
               Percentage                                                    20
Section 6.3    Vesting Upon Termination of the Plan                          20
Section 6.4    Forfeiture of Nonvested Benefit                               20
Section 6.5    Vesting Computation Period                                    21
Section 6.6    Years of Service                                              21
Section 6.7    Forfeiture Due to Discharge of Employment for Cause           21

ARTICLE VII -  DISTRIBUTIONS                                                 23
-------------  -------------                                                 --
Section 7.1    Time of Distribution                                          23
Section 7.2    Manner of Distribution                                        25
Section 7.3    Form of Distribution                                          25
Section 7.4    Required Distribution After Death                             26
Section 7.5    Put Option                                                    27
Section 7.6    Right of First Refusal                                        27
Section 7.7    Distribution Prior to a Five Consecutive Breaks in Service;
               Restoration of Forfeited Account                              29

Section 7.8    Reemployment After Distribution Has Been Made or Commenced    30
Section 7.9    Designation of Beneficiaries                                  30
Section 7.10   Minors and Persons Under Legal Disability                     31
Section 7.11   Interest of Persons Who Cannot Be Located                     31
Section 7.12   Non-alienation of Benefits                                    31
Section 7.13   Direct Rollovers                                              31

ARTICLE VIII - PLAN LOANS                                                    33
-------------------------                                                    --
Section 8.1    Plan Loans                                                    33

ARTICLE IX -   TOP-HEAVY PLAN PROVISIONS                                     34
------------   -------------------------                                     --
Section 9.1    Definitions                                                   34
Section 9.2    Determination of Top-Heavy                                    36
Section 9.3    Minimum Contribution                                          36
Section 9.4    Vesting for Top-Heavy Plan                                    36

ARTICLE X -    PLAN ADMINISTRATION                                           38
-----------    -------------------                                           --
Section 10.1   Employer Responsibility                                       38
Section 10.2   Powers and Duties of the Plan Administrator                   38
Section 10.3   Records and Reports of the Plan Administrator                 39
Section 10.4   Plan Administrative Committee.                                39
Section 10.5   Organization and Operation of the Plan Administrative
               Committee                                                     39
Section 10.6   Compensation and Responsibility for Payment of Expenses
               of the Plan Administrator                                     39
Section 10.7   Indemnity of Plan Administrator or Plan Administrative
               Committee Members                                             40
Section 10.8   Claims Procedurer                                             40
Section 10.9   Voting Rights                                                 40
Section 10.10  Bonding                                                       41

ARTICLE XI -   QUALIFIED DOMESTIC RELATIONS ORDERS                           42
------------   -----------------------------------                           --
Section 11.1   Permissible Assignment                                        42
Section 11.2   Definitions                                                   42
Section 11.3   Notification                                                  43
Section 11.4   Disposition of Disputed Funds                                 43
Section 11.5   Payment of Benefits                                           44
Section 11.6   Form of Payment                                               44

ARTICLE XII -  AMENDMENTS AND ACTION BY SPONSOR/EMPLOYER                     45
-------------  -----------------------------------------                     --
Section 12.1   Amendments                                                    45
Section 12.2   Action by Sponsor/Employer                                    45
Section 12.3   Plan Ceases to Constitute an ESOP                             45

ARTICLE XIII - SUCCESSOR SPONSOR AND MERGER OR CONSOLIDATION OF PLANS        46
-------------- ------------------------------------------------------        --
Section 13.1   Successor Sponsor                                             46
Section 13.2   Plan Assets                                                   46

ARTICLE XIV -  PLAN TERMINATION                                              47
-------------  ----------------                                              --
Section 14.1   Termination of Plan and Trust                                 47
Section 14.2   Full Vesting                                                  47
Section 14.3   Distribution of Trust Fund                                    47

ARTICLE XV -   MISCELLANEOUS                                                 48
------------   -------------                                                 --
Section 15.1   Nonguaranty of Employment                                     48
Section 15.2   Rights to Trust Assets                                        48
Section 15.3   Word Usage                                                    48
Section 15.4   Governing Law                                                 48
Section 15.5   Uniformed Services Employment and Reemployment Act of 1994    48

EXHIBIT A -    SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES      Exh. A-1
EXHIBIT B -    SPECIAL EFFECTIVE DATES                                 Exh. B-1
SUPPLEMENT A - EGTRRA AMENDMENT                                       Supp. A-1
SUPPLEMENT B - THOMPSON DENTAL COMPANY PROVISIONS                     Supp. B-1

                            ARTICLE I - INTRODUCTION

     Section 1.1 Name of Plan and Trust.

          (a) The name of this Plan is the Patterson Dental Company Employee Stock Ownership Plan ("ESOP").

          (b) The name of the Trust for the Plan is the Patterson Dental Company Employee Stock Ownership Trust.

     Section 1.2 Purpose. This Plan is intended to be a qualified stock bonus plan and qualified employee stock ownership plan. This Plan is designed to invest primarily in qualifying employer securities. The terms and provisions of this Plan and Trust are intended to conform to the requirements of sections 401(a) of the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

     Section 1.3 Plan Maintained by More Than One Employer. Upon written consent by the Board of Directors more than one Employer may adopt this Plan.

     Section 1.4 Background.

          (a) This Plan was first adopted April 27, 1990, effective May 1, 1989. The Plan was amended and restated on December 6, 1994.

          (b) The Plan was amended and restated as this Plan document effective as of the Restatement Date to incorporate prior Plan amendments and to conform the Plan to the requirements of the Uruguay Round Agreements Act of 1994, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000 (collectively the "GUST" amendments) and to make certain other miscellaneous changes.

     Section 1.5 Effective Date of Plan Amendments. The provisions of the Plan, as modified by any amendment that does not specifically provide otherwise, shall apply only to those participants who terminate employment on or after the effective date of such amendment and to Beneficiaries who die after such effective date.

                            ARTICLE II - DEFINITIONS

     Section 2.1 Account shall mean the entire interest of each Participant in the Trust consisting of Employer contributions, and all earnings and gains allocable thereto.

     Section 2.2 Acquisition Loan shall mean a loan (or other extension of credit) used by the Trust to finance the acquisition of Employer Stock (see "Financed Shares"), which loan may constitute an extension of credit to the Trust from a "party in interest" (as defined in ERISA Section 3(14)).

     Section 2.3 Beneficiary shall mean the person, persons or entity designated in accordance with the Plan to receive payments in the event of a Participant's death.

     Section 2.4 Board of Directors shall mean the Board of Directors of the Sponsor unless provided otherwise.

     Section 2.5 Break In Service shall mean a Plan Year in which an Employee or a Participant is credited with not more than 500 Hours of Service with the Employer or a member of the Employer's Controlled Group.

     Section 2.6 Code shall mean the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes a reference to such provision, any valid ruling, regulation or authoritative pronouncement promulgated thereunder and any provision of future law that amends, supplements or supersedes the provision.

     Section 2.7 Compensation shall mean a Participant's total earnings from the Employer actually paid during a Plan Year for services rendered, including bonuses and overtime. Compensation shall include, but is not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan.

     Compensation shall not include the following:

          (a) Employer contributions to a deferred compensation plan to the extent that, before the application of the limitation under Code Section 415 to that plan, the contributions are not includable in the Employee's gross income for the taxable year in which contributed; Employer contributions under a SEP to the extent such contributions are deductible by the Employee are not includable in the Employee's gross income for the taxable year in which contributed; or any distribution from a deferred compensation plan, regardless of whether such amounts are includable in the gross income of the Employee when distributed;

          (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

          (d) Other amounts which receive special tax benefits or contributions made by the Employer towards the purchase of an annuity contract described in Code Section 403(b), whether or not such contributions are excludable from the Employee's gross income

     Compensation shall include only that compensation which is actually paid or made available to the Participant during the Plan Year. The Compensation of any Employee who becomes a Participant during a Plan Year shall be limited to Compensation paid after commencement of participation. Notwithstanding the above, Compensation shall include any amount that is deferred by a Participant pursuant to a salary reduction agreement with respect to which the Employer makes a contribution on behalf of the Participant and which is not includable in the gross income of the Participant under Code Sections 125, 402(a)(8) (or effective January 1, 1993, 402(e)(3)), 402(h) or 403(b). Compensation shall include any elective amounts that are not includible in the gross income of the Participant by reason of Code Section 132(f)(4).

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA `93 annual compensation limit. The OBRA `93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA `93 annual compensation limit set forth in this provision. If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA `93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA `93 annual compensation limit is $150,000.

     Section 2.8 Controlled Group shall mean those entities which constitute a controlled group of corporations as defined in Code Section 414(b), trades or business under common control as defined in Code Section 414(c), or an affiliated service group as defined in Code Section 414(m), and any other entity required to be aggregated with the Employer pursuant to Regulations under Code
Section 414(o).

     Section 2.9 Effective Date shall mean May 1, 2001, the date on which the provisions of this amended and restated Plan document became effective, except as otherwise provided herein or in Exhibit B.

     Section 2.10 Employee shall mean any person employed by the Employer other than independent contractors. Employee shall include any leased employees within the meaning of Code Section 414(n)(2), unless leased employees constitute less than 20 percent of the Employer's non-highly compensated workforce (as defined in Code Section 414(n)(5)(C)) and such leased employees are covered by a plan described in section 414(n)(5)(B) of the Code.

     The term "leased employee" is defined as any person, other than an employee of the recipient, who pursuant to an agreement between the recipient and any other person (the "leasing organization") has performed services for the recipient (or for the recipient and related persons as determined pursuant to Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the recipient.

     Section 2.11 Employer shall mean Patterson Dental Company and any successor entity thereto which adopts this Plan. Employer shall also include any other employer who, with the written consent of the Board of Directors, adopts this Plan.

     Section 2.12 Employer Stock shall mean shares of common stock of Patterson Dental Company (or of a Controlled Group member) having a combination of voting power and dividend rights equal to or in excess of any other class of common stock of Patterson Dental Company (or of a Controlled Group member). Employer Stock shall also include noncallable preferred stock if such stock is convertible at any time into common stock meeting the foregoing requirements.

     Section 2.13 Employment Year shall mean a consecutive twelve month period measured from an Employee's initial date of hire (or latest date of rehire if the Employee has terminated employment) or from any anniversary thereof. An Employee's initial date of hire shall be the date on which the Employee first is credited with an Hour of Service.

     Section 2.14 ERISA shall mean the Employee Retirement Income Security Act of 1974 as enacted in P.L 93-406, including any amendments thereto.

     Section 2.15 Fair Market Value Per Share shall mean that value per share as determined by the Board of Directors, provided that in determining Fair Market Value Per Share the Board of Directors shall obtain and rely upon a valuation made by an independent appraiser, provided such appraiser satisfies requirements similar to those contained in the Regulations prescribed under Section 170(a)(1) of the Code.

     Section 2.16 Fiduciary shall mean the Employer, the Plan Administrator and the Trustee, or any other person who exercises any discretionary authority or discretionary control respecting the Plan or Trust, but only with respect to the specific responsibilities of each for the administration of the Plan and Trust. For the purposes of ERISA, the Sponsor shall be a Named Fiduciary and the Sponsor may from time to time appoint one or more additional named Fiduciaries.

     Section 2.17 Financed Shares shall mean shares of Employer Stock acquired by the Trust with the proceeds of an Acquisition Loan.

     Section 2.18 Forfeitures shall mean the nonvested portion of a Participant's Account which may be reallocated to other Participants in accordance with Sections 4.4 and 6.4 hereof.

     Section 2.19 Highly Compensated Employee shall mean:

          (a) Any Employee

               (1) who at any time during such Plan Year or the preceding Plan Year, was a five percent (5%) owner of the Employer (as defined in Code Section 416(i)(1)); or

               (2) who at any time during the preceding Plan Year performed services for the Employer or a member of the Controlled Group and received annual compensation (as defined in Code
                    Section 414(q)(7)) in excess of $80,000 (as adjusted for cost of living increases).

          (b) A former Employee shall be treated as a Highly Compensated Employee if such Employee was a Highly Compensated Employee when he separated from service, or such Employee was a Highly Compensated Employee at any time after attaining age 55.

          (c) For purposes of determining the Employees who are Highly Compensated Employees, the Employer shall include all members of the Employer's Controlled Group.

     Section 2.20 Hour of Service shall mean:

          (a) Each hour for which an Employee is paid, or entitled to payment, by the Employer for the performance of duties;

          (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer for a period of time during which no duties are performed (whether or not the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence (but not in excess of 501 hours in any continuous period during which no duties are performed). A payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly, through a trust fund, insurer or other entity to which the Employer contributes or pays premiums; provided, however, that no such Hours of Service shall be credited to the Employee if such direct or indirect payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, or only reimburses the Employee for medical or medically related expenses incurred by the Employee;

          (c) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer;

          (d) Hours of Service, for purposes of determining whether a Break in Service has occurred, shall include each hour credited for a Parental Absence in accordance with the following:

               (1) The Plan Administrator shall credit to the Employee on Parental Leave, the Hours of Service which otherwise would normally have been credited to such individual but for such absence; or if the Plan Administrator is unable to so determine the Hours of Service pursuant to paragraph (a), eight Hours of Service per normal work day.

               (2) The total number of Hours of Service credited by reason of any Parental Absence shall not exceed 501.

               (3) The Hours of Service credited under this paragraph (d) shall be treated as Hours of Service in only the Plan Year in which the Parental Absence begins, if a Participant would be prevented from incurring a Break in Service in such year solely because of the Hours of Service credited under this paragraph (d); or, in any other case, in the Plan Year immediately following the Plan Year in which the Parental Absence begins.

               (4) No Hours of Service credit shall be given under this paragraph (d) unless the Employee furnishes to the Plan Administrator such timely information as the Plan Administrator may reasonably require in order to establish that the absence from work was a Parental Absence and the number of days for which there was such an absence.

          (e) Each hour for which an Employee could have worked during a period of time in which he performs no duties and for which he is neither paid nor entitled to payment while absent on an approved leave of absence. For the foregoing purposes:

               (1) No more than 501 Hours of Service shall be credited with respect to a single computation period during which the Employee performs no duties, and crediting for Hours of Service during an approved Leave of Absence shall not be permitted to cause an Employee's total Hours of Service for any Plan Year to equal or exceed 1,000 or more Hours, unless such Employee was entitled to 1,000 or more Hours for actual service or performance of duties as an Employee.

               (2) Approved leave of absence shall mean any absence authorized by the Employer under the Employer's standard personnel practices, provided that all persons in similar circumstances must be treated alike in the granting of such approved leaves of absence, and provided further that the Participant returns at the end of the authorized absence. An absence due to service in the Armed Forces of the United States shall be considered an approved leave of absence, provided that the absence is caused by war or other emergency, or provided that the Employee is required to serve under the laws of conscription in time of peace, and further provided that the Employee returns to employment with the Employer within the period provided by law.

          (f) An individual will be credited with the number of Hours of Service he completes while a leased Employee and with any other organization to the extent Hours of Service are required to be taken into account pursuant to Code section 414(o).

Hours of Service shall be determined and applied to the appropriate computation periods in accordance with Department of Labor Regulations, Section 2530.200b-2(b) and (c) from the Employer's records of hours worked and hours for which payment is made or due. Hours of Service equivalencies shall be in accordance with Department of Labor Regulations Section 2530-200b-3 and for each pay period in which a salaried Employee is paid, such Employee shall be credited with the number of Hours which correspond to his pay period under the following equivalencies:

                      Pay Period          Hours of Service
                      ----------          ----------------

                     Weekly                      45
                     Biweekly                    90
                     Semimonthly                 95
                     Monthly                    190

     Section 2.21 Limitation Year means the twelve consecutive month period which begins on May 1 and ends the following April 30, or such other twelve consecutive month period designated by the Board of Directors, provided such change is reflected in an amendment to the Plan.

     Section 2.22 Non-Highly Compensated Employee shall mean any Employee who is neither a Highly Compensated Employee nor a family member of a Highly Compensated Employee.

     Section 2.23 Normal Retirement Age shall mean age 65.

     Section 2.24 Parental Absence shall mean an absence from work for any period by reason of the Participant's pregnancy, birth of the Participant's child, placement of a child with the Participant in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

     Section 2.25 Participant shall mean an Employee or former Employee of the Employer participating in this Plan pursuant to the provisions of Article III hereof.

     Section 2.26 Plan shall mean the Patterson Dental Company Employee Stock Ownership Plan established and continued by this instrument.

     Section 2.27 Plan Administrator shall mean the Sponsor or such other person or committee as the Sponsor may designate pursuant to the provisions of this Plan to act on behalf of the Employer.

     Section 2.28 Plan Year shall mean a consecutive twelve month period beginning on May 1 and ending on the subsequent April 30.

     Section 2.29 Section 415 Compensation shall mean for an individual for any period, his or her "compensation" within the meaning of Code Section 414(c)(3) for the period from the Controlled Group. The Plan Administrator may, for any period, determine the items of remuneration that, in accordance with Treasury Regulations, will be included in Section 415 Wages for such period; provided that for each purpose under this Plan, the Plan Administrator's determination will be uniform throughout any period.

     Section 2.30 Sponsor shall mean Patterson Dental Company.

     Section 2.31 Trust shall mean the Trust created under the Agreement and Declaration of Trust entered into by the Employer and Trustee pursuant to this Plan.

     Section 2.32 Trust Fund shall mean all of the assets of the Plan held by the Trustee at any time under the Trust.

     Section 2.33 Trustee shall mean the person, persons or entity appointed by the Board of Directors to administer the Trust or any duly appointed and qualified successor Trustee.

     Section 2.34 Valuation Date shall mean the 31st day of March of each calendar year, and each interim date, if any, as selected by the Plan Administrator, upon which the Trust Fund is valued.

     Section 2.35 Year of Service shall mean a consecutive twelve month computation period during which an Employee has completed at least one thousand (1,000) Hours of Service with the Employer. An Employee shall be credited with all Hours of Service completed with any Employer, as defined in Section 2.11, or any other member of the Employer's Controlled Group. Service with an entity (all or a portion of which is acquired by, merges with or becomes an Employer or a member of its Controlled Group) for any period prior to the date of the acquisition, merger or affiliation will be taken into account under this Plan as Hours of Service with the Employer only if, to the extent and for the purposes, specified on an exhibit to the Plan.

     Section 2.36 Year of Service for Participation shall mean a Year of Service determined on the basis of an eligibility computation period as defined in
Section 3.2 and shall include all Years of Service prior to the original effective date of this Plan.

     Section 2.37 Year of Service for Vesting shall mean a Year of Service determined on the basis of the vesting computation period as defined in Section 6.5, and shall include all Years of Service prior to the original effective date of this Plan.

                  ARTICLE III - ELIGIBILITY AND PARTICIPATION

     Section 3.1 Eligibility for Participation

          (a) Except for any leased Employee or any Employee who is covered by a collective bargaining agreement which does not provide for inclusion in this Plan, an Employee shall become a Participant in this Plan as of the first day of May or November next following the date on which the Employee has completed a Year of Service for Participation.

          (b) An Employee shall become a Participant only if he is an Employee on the date on which he would otherwise be entitled to commence participation.

          (c) Notwithstanding the foregoing, it is the intention of the Employer that this Plan in operation shall satisfy the nondiscrimination coverage requirements of Code Section 4 10(b).

     Section 3.2 Eligibility Computation Periods. The initial eligibility computation period shall coincide with an Employee's first Employment Year. If an Employee does not complete a Year of Service during such period, then subsequent eligibility computation periods shall be Plan Years beginning with the Plan Year which includes the last day of the Employee's first Employment Year.

     Section 3.3 Participation Upon Reemployment

          (a) A Participant or former Participant who returns to the employment of the Employer after a termination of employment may resume participation on the Participant's reemployment commencement date (the date on which the Employee is first credited with an Hour of Service upon reemployment).

          (b) An Employee whose employment terminates prior to becoming a Participant, who is subsequently reemployed by an Employer, and who on the reemployment commencement date has satisfied the eligibility requirements of Section 3.1, shall begin participation on the reemployment commencement date.

          (c) Any other Employee whose employment terminates prior to becoming a Participant, shall enter the Plan in accordance with the provisions of
     Section 3.1 hereof.

          (d) For purposes of this Section 3.3, the Plan shall take into account all of an Employee's Years of Service for Participation.

     Section 3.4 Participation After Normal Retirement Age. Any Participant who remains in the employ of the Employer after Normal Retirement Age shall continue as a Participant and shall be entitled to share in the Employer contributions, if any, pursuant to Article IV until such time as such Participant terminates employment with the Employer.

     Section 3.5 Collective Bargaining Agreement. An Employee who is excluded from participation in the Plan under Section 3.1 solely by reason of being covered by a collective bargaining agreement which does not provide for inclusion in this Plan shall be eligible to commence participation in the Plan as of the date such Employee is no longer covered by such a collective bargaining agreement. A Participant who becomes covered by a collective bargaining agreement which does not provide for inclusion in this Plan will not be eligible to share in and will not receive Employer contributions or allocations of Forfeitures for the Plan Years during which he is covered for the entire Plan Year by such a collective bargaining agreement. A Participant who is covered by such a collective bargaining agreement for part of a Plan Year and is otherwise eligible to share in Employer contributions under Section 4.3 will be eligible to share in Employer contributions or allocations of Forfeitures for such Plan Year, but only with respect to Compensation received while the Participant was not covered by such a collective bargaining agreement.

     Section 3.6 Participation Upon Return To Eligible Class

          (a) In the event a Participant becomes ineligible to participate in the Plan solely by reason of moving from an eligible class of Employees to an ineligible class of Employees as prescribed under Section 3.1, such Employee shall resume participation immediately upon returning to an eligible class of Employees.

          (b) However, if such Employee, as described in (a) above, incurs a Break in Service, participation shall resume pursuant to the Break in Service rules under Section 3.3.

          (c) In the event an Employee who would previously have become a Participant had he been a member of an eligible class of Employees becomes a member of an eligible class, such Employee will begin participation in the Plan immediately upon becoming a member of an eligible class.

     Section 3.7 Employee Leasing. Except as provided in Section 2.10 and
Section 3.1 of the Plan, a leased employee, within the meaning of Code Section 414(n) or 414(o), shall be treated as an Employee of the Employer for purposes of this Plan. Furthermore, any contributions or benefits provided to a leased employee by the leasing organization which are attributable to services provided by such leased employee to the Employer or member of the Employer's Controlled Group shall be treated as contributions and benefits provided by the Employer.

     Section 3.8 Classification. The classification of an individual as an Employee (or a leased Employee) for all purposes under the Plan, including the designation of an Employee as eligible to participate, is determined solely by the Employer and will not be modified by any subsequent classification or reclassification made by a judicial or administrative determination.

                           ARTICLE IV - CONTRIBUTIONS

     Section 4.1 Employer Contributions. With respect to each Plan Year, the Employer shall contribute an amount or amounts, if any, as the Board of Directors of the Employer shall determine in its absolute discretion.

     The amount contributed by the Employer shall not exceed the maximum amount deductible by it for federal income tax purposes under section 404(a) of the Code.

     Section 4.2 Time of Payment and Form of Contribution. The Employer contributions, if any, shall be paid to the Trustee either in cash or Employer Stock as the Board of Directors may from time to time determine. In determining the amount of the Employer contributions, shares of Employer Stock will be valued at their then Fair Market Value Per Share. The Employer contributions shall be paid to the Trustee on or before the due date for filing its federal income tax return including extensions, for the fiscal year of the Employer with respect to which the contributions were made.

     Section 4.3 Allocation of Employer Contribution

          (a) If at the time of such Employer contribution, principal and interest is unpaid on any Acquisition Loan and is then due, so much of the Employer contribution as is required shall be applied to the payment of interest or principal on the Acquisition Loan which is then due and Financed Shares shall be released in accordance with Section 4.3(c).

          (b) The Employer contributions with respect to a Plan Year along with all Forfeitures for such Plan Year or Financed Shares released from the Loan Suspense Account under Section 4.3(c) shall be allocated by the Plan Administrator to the Accounts of eligible Participants as of the last day of the Plan Year in the same proportion that the Compensation of each Participant for the Plan Year bears to the Compensation of all Participants for such Plan Year.

               (1) No allocation of the Employer's contribution for a Plan Year shall be made to a Participant unless such Participant is credited with 1,000 Hours of Service during the Plan Year and is in the employ of the Employer on the last day of the Plan Year.

               (2) Notwithstanding clause (1), any Participant who is not in the employ of the Employer on the last day of the Plan Year due to retirement on or after his Normal Retirement Age, death or Disability, shall nonetheless receive an allocation of the Employer's contribution for such Plan Year. Such allocation shall be made on the basis of actual Compensation received during such Plan Year.

          (c) Financed Shares acquired with the proceeds of an Acquisition Loan under Section 4.3 of the Trust shall be added to and maintained in a Loan Suspense Account. As the Employer makes contributions to the Plan for a Plan Year and the Trustee makes payments of principal and interest on the Acquisition Loan, such Financed Shares shall be released from the Loan Suspense Account and allocated as of the last day of the Plan Year for which the contribution was made to the Accounts of the Participants in the manner provided in paragraph (b) above. The number of Financed Shares to be released from the Loan Suspense Account for each Plan Year shall be equal to the number of Financed Shares held in the Loan Suspense Account immediately before the release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid for the Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid in all future years of the Acquisition Loan repayment period.

               (1) If the interest rate under the Acquisition Loan is variable, then the interest to be paid in future years shall be determined by using the interest rate in effect as of the end of the Plan Year.

               (2) At the direction of the Plan Administrator, the Trustee can agree to provide for the release of Financed Shares from the Loan Suspense Account based solely on the principal (rather than principal and interest) to be paid on the Acquisition Loan provided, however, that such Acquisition Loan (including any renewal, extension or refinancing) must provide for principal payments at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years.

               (3) If payments on the Acquisition Loan are made more frequently than annually, Financed Shares shall be released from the Loan Suspense Account as payments are made, however, such shares shall be treated as an Advance Employer Contribution and shall only be allocated to Participant Accounts as of the end of the Plan Year.

          (d) If Financed Shares acquired with the proceeds of an Acquisition Loan are sold before being released from the Loan Suspense Account, the proceeds from such sale shall be applied to the payment of principal and interest on the Acquisition Loan or may be deposited and retained in the Loan Suspense Account. Any sale proceeds remaining after payment of all principal and interest on the Acquisition Loan shall be treated as a general investment gain and allocated to the Accounts of Participants under
     Section 5.1.

          (e) If the Plan has acquired Employer Stock and the seller has properly elected to qualify for nonrecognition of gain on the sale of such securities under Code Section 1042, then, for the ten (10) year period beginning on the later of the date of the sale of such securities or the date of the Plan allocation attributable to the final payment of the Acquisition Loan incurred in connection with such sale, no portion of the assets of the Trust Fund attributable to (or allocable in lieu of) Employer Stock acquired from sellers electing to qualify for nonrecognition of gain on the sale of such securities under Code Section 1042 shall be allocated for the benefit of such seller, any person related to any such seller under Code Section 267(b) (except as excluded by Code Section 409(n)(3)(A)) or any other person who owns (after application of Code Section 318(a), but without regard to the employee trust exception in paragraph (2)(B)(i)), more than

     25% (by value) of the Employer or members of the Controlled Group (all within the meaning of Code Section 409(n)).

          (f) With respect to certain dividends used to make payments on an Acquisition Loan, the special allocation rules of Section 4.10 of this Plan shall apply.

          (g) If the Financed Shares acquired with the proceeds of an Acquisition Loan are sold or redeemed prior to being released from the Loan Suspense Account and the Acquisition Loan is not prepaid, then the sale or redemption proceeds, or investments acquired with such proceeds, shall continue to be held in the Loan Suspense Account as collateral for the Acquisition Loan and shall continue to be subject to the release requirements of Section 4.3(c). Any proceeds remaining after repayment of the Acquisition Loan shall be treated as a general investment gain and allocated to the Accounts of Participants under Section 5.1.

     Section 4.4 Allocation of Forfeitures. Forfeitures shall, as of the last day of each Plan Year, be allocated among the Accounts of all Participants as a part of and on the same basis as the Employer contribution is allocated among such Participants pursuant to Section 4.3. No portion of Employer Stock shall be forfeited until any other assets allocated to a Participant's Account are first forfeited.

     Section 4.5 Advance Employer Contributions. In the event that a part or all of an Employer's contribution for a Plan Year is paid before the last day of a Plan Year, such advance contribution shall be held by the Trustee as a separate fund, and along with the net income and any change in value of such separate fund, allocated among the Accounts of the Participants as of the last day of the Plan Year pursuant to Section 4.3. In the event that the Plan is terminated before the last day of the Plan Year, any advance contributions determined to be nondeductible within the meaning of Code Section 4972, including any amount treated as an advance contribution under Section 4.6, shall be returned to the Employer.

     Section 4.6 Limitations on Allocations

          (a) No Annual Addition shall be allocated to the Account of any Participant with respect to any Limitation Year which exceeds the lesser of:

               (1) Twenty-five percent (25%) of the Participant's Section 415 Compensation for such Limitation Year, or

               (2) Thirty Thousand Dollars ($30,000.00), (or such larger amount as announced by the Secretary of the Treasury with respect to such Limitation Year to reflect cost-of-living adjustments).

          (b) For purposes of this Section, Annual Addition means the sum of:

               (1) All Employer contributions allocable to the Participant for a Limitation Year under this Plan and under all other defined contribution plans maintained by the

                    Employer or any member of the Controlled Group;

               (2) All Employee contributions to such plans allocable to the Participant for a Limitation Year;

               (3) Forfeitures (based upon the Fair Market Value Per Share of Employer Stock as of the end of the Plan Year) allocable to the Participant under such plans;

               (4) Amounts allocated to an individual medical account, as defined in Code Section 415(1)(1), which is part of a defined benefit or annuity plan maintained by the Employer or a Controlled Group member; and

               (5) Amounts allocated, after December 31, 1985, to a separate account of a "key employee" attributable to post-retirement medical benefits to the extent required under Code Section 419A(d)(1).

          (c) For any Plan Year in which any Employer contributions are applied by the Trustee (not later than the due date, including extensions, for filing the Employer's federal income tax return for that Plan Year) to pay principal or interest on an Acquisition Loan and not more than one-third (1/3) of the Employer contributions are allocated to Highly Compensated Employees, Annual Additions shall not include any Financed Shares which are allocated as Forfeitures or Employer contributions used to pay interest on an Acquisition Loan. The Trustee may reallocate such Employer contributions in order to satisfy this special limitation.

          (d) The limitation contained in Section 4.6(a) shall be determined by aggregating the contributions made by the Employer to all defined contribution plans maintained by it or any members of the Controlled Group for such Limitation Year.

          (e) In the event that the Annual Addition with respect to any Participant under all defined contribution plans and welfare benefit funds of the Employer for any Limitation Year exceeds the limitation contained in this Section, the excess Annual Addition shall be attributable first to the Employer's Retirement Savings Plan and the Employer shall take such steps with respect to this Plan as may be required so that no excess Annual Addition is made.

          (f) To the extent the Annual Addition with respect to any Participant exceeds the limitation contained in Section 4.6(a) after application of the preceding paragraphs and on account of a reasonable error in estimating a Participant's annual compensation, as the result of the allocation of Forfeitures, or under other circumstances to which Treas. Reg. Sec. 1.415-6(b)(6) is applicable, then, to the extent necessary to prevent such excess, the Plan Administrator shall, in the following order:

               (1) reallocate pursuant to Section 4.4, a portion of any Forfeitures in an amount equal to any remaining excess, after first subtracting from both the numerator and the denominator of the reallocation formula an amount equal to the Compensation with respect to any such Participant, and

               (2) reallocate pursuant to Section 4.3, a portion of the Employer contribution in an amount equal to any remaining excess, after first subtracting from both the numerator and the denominator of the reallocation formula an amount equal to the Compensation with respect to any such Participant, and

               (3) deposit any remaining excess amount in a suspense account and treat such amount as an Advance Employer Contribution for the succeeding Plan Year in accordance with Section 4.5 hereof.

     Section 4.7 No Contributions by Participants. Employee contributions are neither required nor permitted under this Plan.

     Section 4.8 Make-Up Contributions for Omitted Participants. If, after the Employer's annual contribution for a Plan Year has been made and allocated it should appear that, through oversight or a mistake of fact or law, a Participant (or an Employee who should have been considered a Participant) who should have been entitled to share in such contribution received no allocation or received an allocation which was less than he should have received, the Employer may, at its election, and in lieu of reallocating such contribution, make a special make-up contribution for the Account of such Participant in an amount adequate to provide for him the same percentage of his Compensation for such Plan Year as was allocated to the Accounts of other Participants for such omitted Plan Year and earnings attributable thereto.

     Section 4.9 Exclusive Benefit; Refund of Employer Contribution

          (a) Exclusive Benefit. All contributions made by the Employer are made for the exclusive benefit of the Participants and their Beneficiaries, and such contributions shall not be used or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries.

          (b) Refund. Notwithstanding the foregoing, amounts contributed to the Trust by the Employer may be refunded to the Employer only under the following circumstances:

               (1) Disallowance of Deduction. To the extent that an income tax deduction is disallowed for the contribution made by the Employer, the Trustee shall immediately refund to the Employer the amount so disallowed upon presentation, within one (1) year of the date of such disallowance, of evidence thereof and a demand by the Employer for such refund.

               (2) Denial of Qualified Status. If it is determined that the Plan does not initially constitute a qualified plan, there shall be returned to the Employer, upon demand, any contribution made by the Employer with respect to any Plan year in which qualified status is denied, provided that demand is made by the Employer and refund is made by the Trustee within one (1) year of the date of denial of qualification of the Plan.

               (3) Mistake of Fact. In the case of a contribution which is made in whole or in part by reason of a mistake of fact, so much of such contribution as is attributable to the mistake of fact shall be returned to the Employer on demand. The Employer shall present evidence of the mistake of fact to the Trustee as well as calculations as to the impact of such mistake. Demand and repayment must be effectuated within one
                    (1) year after the payment of the contribution to which the mistake applies.

          (c) Accounting. In the event that any refund is paid to the Employer hereunder, such refund shall be made without interest and shall be apportioned among the Accounts of the Participants as an investment loss except to the extent that the amount of the refund can be attributed to one or more specific Participants (such as in the case of mistakes of fact, disallowances of compensation resulting in reduction of deductible contribution) in which case the amount of the refund attributable to each Participant's Account shall be debited directly against such Account.

          (d) Limitations on Refund. Notwithstanding any other provision of this Section, no refund shall be made to the Employer which is specifically chargeable to the Account of any Participant in excess of 100% of the amount of such Account which is derived from the Employer's contributions, nor shall a refund be made by the Trustee of any funds, otherwise subject to refund hereunder, which have been distributed to Participants and/or Beneficiaries. In the case that such distributions become refundable, the Employer shall have a claim directly against the distributees to the extent of the refund to which it is entitled. All refunds pursuant to this Section shall be limited in amount, circumstances and timing to the provisions of
     Section 403(c) of ERISA.

     Section 4.10 Dividends

          (a) Any cash dividends received by the Trustee on Employer Stock allocated to the Accounts of Participants (or former Participants or Beneficiaries) may be:

               (1)  retained in the Participants' applicable Accounts;

               (2) used to make payments on an Acquisition Loan the proceeds of which were used to acquire the Employer Stock with respect to which the dividend is paid; or

               (3) paid to such Participants, former Participants or Beneficiaries; (in a nondiscriminatory manner) at the sole discretion of the Employer. Any current payment in cash to the Participants, former Participants or Beneficiaries must be made within 90 days of the end of the Plan Year in which the dividends are received by the Trustee. The Employer may elect to pay any cash dividend directly to the Participants or Beneficiaries. Any such payment of cash dividend on shares of Employer Stock shall be accounted for as if the Participant or Beneficiary receiving such dividends was the direct owner of such shares of Employer Stock and such payment shall not be treated as a distribution under the Plan.

          (b) In the event a dividend is used to make payments on an Acquisition Loan, the proceeds of which were used to acquire the Employer Stock with respect to which the dividend was paid, then Employer Stock with a Fair Market Value of not less than the amount of such dividend shall be allocated to the Account of a Participant to which such dividend would have been allocated. Allocation of such Employer Stock shall be made in accordance with the following:

               (i) A portion (or all) of the Employer Stock released from the Loan Suspense Account pursuant to Section 4.3(c) as a result of the use of the cash dividend on Employer Stock (whether allocated or unallocated) to pay principal on the Acquisition Loan shall first be allocated in accordance with this Section 4.10(b)(i). That portion of the released Financed Shares having a Fair Market Value per Share equal to the dividends paid on shares of Employer Stock which have been allocated to Participants' Accounts on or before the date such dividends are paid, shall be allocated to each Account pro rata based on the amount of the dividends attributable to Employer Stock held in such Account. If the dividends paid on allocated Employer Stock exceeds the fair market value of the Financed Shares released in accordance with Section 4.3(c), then the Sponsor shall contribute to the Plan such additional amounts of Employer Stock to the Trust necessary to cause the Fair Market Value of the total amount of Employer Stock allocated under this Section 4.10(b)(i) to equal the value of the cash dividends attributable to the Employer Stock held in Participant Accounts.

               (ii) If there remains any released and unallocated Financed
                    Shares after the allocation under Section 4.10(b)(i), above, then such Employer Stock shall be allocated in the same manner as an Employer Contribution under Section 4.3(b).

          ARTICLE V - DETERMINATION OF VALUE OF PARTICIPANT'S ACCOUNTS

          Section 5.1 Trust Fund and Allocation of Earnings. The Trustee shall maintain or cause to be maintained Accounts which shall accurately reflect, from time to time, the value of the interest of each Participant in the Trust Fund resulting from the contributions of the Employer allocated to each Participant. In this condition the Accounts shall reflect each Participant's share of interest, dividends, realized and unrealized losses and expenses (other than those to be borne by the Employer in accordance with this Plan), except that income from Employer Stock acquired with the proceeds of an Acquisition Loan and held in the Loan Suspense Account shall be used to repay such Loan. Such sum shall be determined as of the last day of each Plan Year and, after allocating the Employer contribution for such Plan Year, allocated as a credit or charge to the Account of each Participant in the same proportion that the balance of the Account of each Participant at the beginning of the Plan Year bears to the total of the balances of the Accounts of all Participants at the beginning of such Plan Year; provided, however, that distribution payments made during, but prior to the last day of, such Plan Year shall first be deducted from such balances.

          Section 5.2 Determination of Market Value. The Trustee shall, as provided in the Agreement and Declaration of Trust, ascertain and certify the fair market value of the Trust Fund as of the Valuation Date. Such valuation shall include the Employer's contribution with respect to such Plan Year. Similar valuations shall be made at such other times as necessary for the purpose of determining the value of a Participant's Account. In determining the fair market value of the Fund, the Trustee shall use the Fair Market Value Per Share of the Employer Stock as determined by the Board of Directors.

          Section 5.3 Diversification of Investments

               (a) Each Participant who has attained age 55 and completed ten
          (10) full years of participation under the Plan shall be permitted to direct the Plan Administrator as to the investment of 25 percent of the value of the Participant's Account balance but only to the extent such portion exceeds the amount to which a prior election under this
          Section 5.3 applied. Such direction shall be permitted within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period. Within 90 days after the close of the last Plan Year in the Participant's Qualified Election Period, a Participant may direct the Plan Administrator as to the investment of 50 percent of the value of his Account balance. Such direction as to the investment of the Participant's Account balance shall constitute a request to distribute that portion of the Participant's Account covered by the election.

               (b) A Participant's Qualified Election Period shall be the sixth Plan Year period beginning on the later of (i) the Plan Year in which the Participant attains age 55; or (ii) the Plan Year in which the Participant first becomes qualified under subparagraph (a) above.

               (c) The Participant's direction shall be provided to the Plan Administrator in writing and shall be effective no later than 180 days after the close of the Plan Year to which the direction applies to the Participant.

               (d) This Section 5.3 shall apply to all Employer Stock, whenever acquired under the Trust.

     ARTICLE VI - RETIREMENT AND OTHER TERMINATION OF PARTICIPATION VESTING

     Section 6.1 Full Vesting: Retirement, Death or Disability

     A Participant shall be one hundred percent (100%) vested in the portion of his Account attributable to Employer Contributions upon the earliest occurrence of any of the following events occurring while an Employee:

          (a) Attaining Normal Retirement Age;

          (b) Death; or

          (c) Total and Permanent Disability. For this purpose, Total and Permanent Disability shall mean a physical or mental condition which totally and permanently prevents a Participant from rendering further service in a job classification that is satisfactory to the Employer. Total and Permanent Disability shall be established by a medical opinion rendered by a doctor approved by the Plan Administrator.

     Section 6.2 Other Termination of Employment: Participant's Vested Percentage. A Participant who terminates employment with the Employer and with all members of the Employer's Controlled Group, prior to attaining Normal Retirement Age (other than by reason of Total and Permanent Disability or death), shall have his interest in his Account determined in accordance with the following schedule:

              Years of Service           Vested Percentage
              ----------------           -----------------

          Fewer than three years                 None
          3 years but fewer than 4                20%
          4 years but fewer than 5                40%
          5 years but fewer than 6                60%
          6 years but fewer than 7                80%
          7 years or more                        100%

     No amendment shall be made to modify this vesting schedule unless any participant with at least three years of Vesting Service may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment.

     Section 6.3 Vesting Upon Termination of the Plan. A Participant shall become 100 percent vested in that portion of his Account attributable to Employer contributions upon termination of the Plan pursuant to Article XIV.

     Section 6.4 Forfeiture of Nonvested Benefit.

          (a) A Forfeiture of a Participant's nonvested benefit shall occur under the Plan as of the last day of the Plan Year in which occurs the fifth consecutive Break in

     Service for the Participant due to the termination of employment.

          (b) The nonvested portion of the Participant's Account will continue to be held in a subaccount until such amount is forfeited in accordance with Section 6.4(a). If the Participant resumes employment with the Employer or a member of the Employer's Controlled Group prior to incurring five consecutive Breaks in Service, the subaccount will be disregarded and its balance will be included in the Participant's Account balance. In the event a Participant received a distribution of the vested portion of his Account balance, then the Participant's vested interest in his Account balance following a resumption of employment in accordance with this
     Section 6.4(b) at any given time will not be less than the amount "X" determined by the formula: X = P(AB + (R x D)) - (R x D), where P is the Participant's vested percentage at the time of determination; AB is the Account balance at the time of determination; D is the amount of the distribution; and R is the ratio of the Account balance at the time of determination, to the balance immediately following the distribution.

          (c) A Participant who has incurred a Break in Service and who resumes participation as described in Section 3.3 hereof shall forfeit the amount of any contribution made on his behalf for the Plan Year which includes his date of reemployment if he terminates employment prior to the first anniversary of such date of reemployment.

     Section 6.5 Vesting Computation Period. For purposes of determining vesting under this Article VI, the computation period shall be the Plan Year.

     Section 6.6 Years of Service. A Participant shall be credited with all Years of Service except the following:

          (a) Years of Service prior to the Participant incurring five consecutive Breaks in Service unless:

               (1) at the time of the Breaks in Service the Participant was vested under Section 6.2; or

               (2) for nonvested Participants, the aggregate number of Years of Service prior to the consecutive Breaks in Service exceeds the number of consecutive Breaks in Service; and

          (b) Years of Service after five consecutive Breaks in Service shall not be taken into account for purposes of determining a Participant's vested percentage in his Account prior to the consecutive Breaks in Service. Any years prior to the five consecutive Breaks in Service shall not be counted until the Participant completes a Year of Service after his date of reemployment.

     Section 6.7 Forfeiture Due to Discharge of Employment for Cause

          (a) Notwithstanding anything herein to the contrary, in the event a Participant terminates employment with the Employer prior to his completion of seven
     (7) Years of Service for Employee misconduct, such Participant shall have his vested interest in his Account, determined in accordance with the following schedule:

                   Years of Service         Vested Percentage
                   ----------------         -----------------

                  Fewer than 5 years                 0%
                  5 years or more                   100%

          (b) For purposes of this Section, Employee misconduct is any misdemeanor, felony or any other act evidencing fraud or dishonesty on the part of the Employee. Any portion of a Participant's Account forfeited for cause shall be available for reallocation to the Accounts of the remaining Participants pursuant to Section 4.4 as of the close of the Plan Year in which such Forfeiture occurs.

          (c) This Section 6.7 shall not apply to a Participant if (i) such Participant has attained Normal Retirement Age; (ii) the Top-Heavy Plan vesting provisions of Section 9.5 of this Plan apply to such Participant;
     (iii) the Plan has been totally or partially terminated; or (iv) there has been a complete discontinuance of contributions under the Plan.

                          ARTICLE VII - DISTRIBUTIONS

     Section 7.1 Time of Distribution

          (a) Normal Time for Distribution. Upon a Participant's termination of employment and upon the direction of the Plan Administrator, the Trustee shall, after the value of the Participant's Account has been determined in accordance with Article V, make or commence distribution of such Account. Upon the request of a Participant, or if applicable, his Beneficiary, distribution of a Participant's Account shall be commenced as soon as practicable following the end of the Plan Year as follows:

               (1) If the Participant separates from service by reason of the attainment of Normal Retirement Age, death, or disability, the distribution of the Participant's Account balance will begin not later than one year after the end of the Plan Year in which such event occurs.

               (2) If the Participant separates from service for any reason other than those enumerated in subparagraph (1) above, and is not reemployed by the Employer at the end of the fifth Plan Year following the Plan Year of such separation from service, distribution of the Participant's Account balance will begin not later than one year after the end of the fifth Plan Year following the Plan Year in which the Participant separated from service.

               (3) If any portion of a Participant's Account balance includes Employer Stock which was acquired with the proceeds of an Acquisition Loan that has not been repaid in full, then distribution of such Employer Stock under subparagraph (2) shall commence no later than the close of the Plan Year in which the Acquisition Loan is fully repaid, provided, however, that if such Employer Stock was originally acquired with the proceeds of that original Acquisition Loan dated June 25, 1990, with a final maturity date of June 15, 2000, then such Acquisition Loan, or any loan to refinance such Acquisition Loan shall for purposes of this subparagraph (3) be treated as repaid in full no later than June 15, 2000.

          (b) Consent to Distribution Prior to Normal Retirement Age.

               (1) If the value of the Participant's vested Account balance is greater than $5,000, and the Account balance is immediately distributable, the Plan Administrator shall authorize the distribution of such vested portion of the Participant's Account balance only with the written consent of the Participant. (In the event of the Participant's death, the Participant's surviving spouse, if a Beneficiary, must consent in writing to such distribution.) Such consent shall be obtained in writing within ninety (90) days prior to the distribution starting date. For purposes of this section, an Account balance is "immediately distributable" if any part of the Account balance may be distributed to the Participant (or surviving spouse) before the Participant attains or would have attained the later of Normal Retirement Age or age 62; and a Participant's `distribution starting date" is the first day of the first period for which an amount is paid as an annuity or any other form.

               (2) If a Participant terminates his employment with the Employer and the value of his vested Account balance is not greater than $5,000, the Plan Administrator shall direct the distribution of such vested Account balance in a lump sum without the Participant's consent.

          (c) Required Distributions at Age 70 1/2. Distribution of Account balances must be made or commenced to the Participant not later than the Participant's required commencement date as described below:

               (1) If a Participant is a five-percent (5%) owner of the Employer (as defined in Code Section 416(i)), at any time during the five (5) Plan Years ending in the Plan Year in which the Employee attains age 70 1/2, distribution of benefits must commence not later than the April 1 following the later of the close of the calendar year in which such Participant attained age 70 1/2regardless of whether such Participant has terminated employment at such time, or the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a five percent (5%) owner, or the calendar year in which the Participant retires.

               (2) Distributions to Participants who were not five percent (5%) owners (as defined in Code Section 416(i)) must be commenced by the later of April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, or the calendar year in which the Participant terminates employment.

               (3) Once distributions have begun to a 5-percent owner, they must continue to be distributed even if the Participant ceases to be a five percent (5%) owner in a subsequent year.

               (4)  If distributions are required to be commenced under this
                    Section 7.1(c) and the Participant has not elected otherwise, the Plan Administrator shall direct the distribution of the Participant's entire Account balance in the form of installments in substantially equal amounts on a monthly, quarterly, semi-annual or annual basis, for a period not extending beyond either the Participant's life expectancy or the life expectancy of the Participant and his or her Beneficiary, and, if the Beneficiary is not the Participant's spouse, the period over which such payments will be made will be determined by reference to the applicable table of joint life expectancies set forth in Treas. Reg. Sec. 1.401(a)(9)-2. Prior to commencement of the installments, the Participant may elect whether the life expectancies for the Participant and his or her spouse are to be recalculated on an annual basis for purposes of determining the amount of each installment payment hereunder. If no such election is made, the life expectancies of the Participant and his or her spouse will not be recalculated.

          (d) Requested Distribution Upon Retirement. Except as limited by
     Section 7.1(a) and in the absence of a request for distribution or written direction to defer distribution, the Plan Administrator shall direct the Trustee to make or commence distribution on or before the 60th day following the end of the Plan Year in which occurs the latest of the following events:

               (1) the date on which the Participant attains Normal Retirement Age; or

               (2) the date on which the Participant terminates his employment with the Employer.

     Section 7.2 Manner of Distribution

          (a) The Plan Administrator, pursuant to any election made by a Participant (or Beneficiary), shall direct the Trustee to make distribution of the Participant's Account to him or to his Beneficiary or Beneficiaries, as the case may be, in one or more of the following methods:

               (1)  In one (1) lump sum; or

               (2) In periodic payments of substantially equal amounts, payable not less frequently than annually for a period not extending beyond the life expectancy of the Participant or the joint life expectancies of the Participant and a Designated Beneficiary. (Designated Beneficiary shall mean any individual designated as a Beneficiary by a Participant.)

          (b) With respect to installment distributions and unless a longer period is requested by the Participant or his Beneficiary, the Plan Administrator shall direct the Trustee to distribute to a Participant or his Beneficiary, Employer Stock in substantially equal monthly, quarterly, semiannual, or annual installments over a period of not longer than five
     (5) years. In the case of a Participant with an Account balance in the Plan in excess of $500,000, the five (5) year period shall be extended one (1) additional year (but not more than five (5) additional years) for each $100,000 or fraction thereof by which such balance exceeds $500,000. The foregoing dollar limits shall be adjusted to reflect cost of living increases as announced by the Secretary of Treasury.

          (c) In no event shall the amount paid to the Participant and his Designated Beneficiary exceed the amount of his Account.

          (d) Periodic distributions to a Participant who has attained age 70 1/2, must equal or exceed an amount determined in accordance with the rules provided in Prop. Treas. Reg.ss.1.401(a)(9)-1, whether in proposed or final form.

     Section 7.3 Form of Distribution

          (a) Distribution of a Participant's Account shall be made in whole shares of Employer Stock valued at their Fair Market Value Per Share as of the date set forth in Section 5.2, cash, or a combination of both. Balances representing fractional shares will be distributed in cash. In the event Employer Stock is not available for distribution on the date a distribution is due hereunder, the Trustee shall hold such amount until Employer Stock is acquired. Notwithstanding the preceding, the Plan Administrator may distribute the amount of the Participant's Account in cash, provided that, in such case, the Participant shall have the right to demand in writing that such distribution be in the form of Employer Stock.

          (b) If the articles or bylaws of the Employer restrict ownership of substantially all shares of Employer Stock to Employees and the Trust, the distribution of a Participant's Account may be made entirely in cash without granting the Participant the right to demand distribution in shares of Employer Stock.

     Section 7.4 Required Distribution After Death. If a Participant dies prior to distribution of his entire vested Account balance, then distribution thereof after the death of the Participant must be made no later than and in accordance with the following:

          (a) If, prior to the death of the Participant, the distribution has commenced, the remaining portion of the Account balance shall be distributed at least as rapidly as under the method of distribution being used as of the date of death.

          (b) If, prior to the death of the Participant, the distribution has not commenced, the entire Account balance of the Participant must be distributed by December 31 of the fifth calendar year after the death of the Participant, except as provided in subparagraph (c), below.

          (c) Restrictions of subparagraph (b) shall not apply to any portion of a Participant's Account balance which is payable to or for the benefit of a designated Beneficiary if:

               (1) Such a portion will be distributed over the life of such designated Beneficiary or over a period certain not extending beyond the Beneficiary's life expectancy, and the distribution commences on or before December 31 of the calendar year immediately following the calendar year of the date of the Participant's death; or

               (2) If the Beneficiary is the spouse of the Participant, distributions are not required to begin earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died, or (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

          (d) If the surviving spouse dies before the distributions to such spouse begin, then the 5-year distribution requirement of subparagraph (b) shall apply as if the spouse were the Participant.

     Section 7.5 Put Option

          (a) Subject to Section 7.5(f), Employer Stock distributed pursuant to
     Section 8.3 hereof, shall be subject to a Put Option for two separate periods of time permitting the

     Participant, his donees or beneficiaries to sell such stock to the Employer. The first option period shall be a period of sixty days commencing on the date the stock subject to the option is distributed. The second option period shall be a period of sixty days beginning on the date a Participant is notified of the Fair Market Value Per Share in the next Plan Year. The Participant shall be given written notice of the new Fair Market Value Per Share and of his option to have the Employer repurchase his stock at the new Fair Market Value Per Share.

          (b) The selling price of Employer Stock sold pursuant to such Put Option shall be the Fair Market Value as of the last valuation under
     Section 5.2.

          (c) If the Employer Stock was distributed to the Participant as part of a lump sum distribution, then payment of the purchase price under the Put Option may be deferred if the following conditions are satisfied:

               (1)  The amount deferred is adequately secured;

               (2) A reasonable rate of interest is charged on the unpaid principal balance; and

               (3) Periodic payments are made at least annually in substantially equal installments over a period not to exceed 5 years from the date the Put Option is exercised, provided, the first such installment is paid within 30 days of said exercise date.

     In all other events the Employer Stock shall be repurchased no later than 30 days after the Participant exercises the Put Option.

          (d) In the event that the Employer Stock subject to the Put Option was purchased by the Trustee with the proceeds of an Acquisition Loan, the period specified in subparagraph (c)(3) above may be extended to a date no later than the earlier of 10 years from the date the Put Option is exercised or the date the Acquisition Loan used by the Trust to acquire the stock subject to the Put Option is entirely repaid.

          (e) Notwithstanding the preceding, the Trustee may, but shall not be required to, assume the rights and obligations of the Employer under the Put Option.

          (f) Section 7.5(a) shall not apply to Employer Stock that is or becomes readily tradeable on an established securities market within the meaning of Code Section 409(h).

     Section 7.6 Right of First Refusal

          (a) Subject to Section 7.6(f), if any Participant, his Beneficiary or any other person to whom shares of Employer Stock are distributed from the Plan (the "Selling Participant") shall, at any time, desire to sell some or all of such shares (the "Offered Shares") to a third party (the `Third Party"), the Selling Participant shall give written notice of such desire to the Employer and the Administrator, which notice shall contain the number of shares offered for sale, the proposed terms of the sale and the names and addresses of both the Selling Participant and Third Party. Both the Trust Fund and the Employer shall each have the right of first refusal for a period of fourteen (14) days from the date the Selling Participant gives such written notice to the Employer and the Administrator (such fourteen
     (14) day period to run concurrently against the Trust Fund and the Employer) to acquire the Offered Shares. As between the Trust Fund and the Employer, the Trust Fund shall have priority to acquire the shares pursuant to the right of first refusal. The selling price and terms shall be the same as offered by the Third Party.

          (b) If the Trust Fund and the Employer do not exercise their right of first refusal within the required fourteen (14) day period provided above, the Selling Participant shall have the right, at any time following the expiration of such fourteen (14) day period, to dispose of the Offered Shares to the Third Party; provided, however, that (i) no disposition shall be made to the Third Party on terms more favorable to the Third Party than those set forth in the written notice delivered by the Selling Participant above, and (ii) if such disposition shall not be made within thirty (30) days following the expiration of such fourteen (14) day period to a third party on the terms offered to the Employer and the Trust Fund, the offered Shares shall again be subject to the right of first refusal set forth above.

          (c) The closing pursuant to the exercise of the right of first refusal under Section 8.6(a) above shall take place at such place agreed upon between the Administrator and the Selling Participant, but not later than ten (10) days after the Employer or the Trust Fund shall have notified the Selling Participant of the exercise of the right of first refusal. At such closing, the Selling Participant shall deliver certificates representing the Offered Shares duly endorsed in blank for transfer, or with stock powers attached duly executed in blank with all required transfer tax stamps attached or provided for, and the Employer or the Trust Fund shall deliver the purchase price, or an appropriate portion thereof, to the Selling Participant.

          (d) Except as provided in this paragraph (d), no Employer Stock acquired with the proceeds of an Acquisition Loan shall be subject to a right of first refusal. Employer Stock, which is acquired with the proceeds of any Acquisition Loan which is distributed to a Participant or Beneficiary shall be subject to the right of first refusal, provided for in paragraph (a) of this Section only so long as the Employer Stock is not publicly traded. In addition, in the case of Employer Stock which was acquired with the proceeds of an Acquisition Loan, the selling price and other terms under the right must not be less favorable to the seller than the greater of the value of the security determined under Regulationss. 54.4975-11(d)(5), or the purchase price and other terms offered by a buyer (other than the Employer or the Trust Fund), making a good faith offer to purchase the security. The right of first refusal must lapse no later than fourteen (14) days after the security holder gives notice to the holder of the right that an offer by a third party to purchase the security has been made. The right of first refusal shall comply with the provisions of paragraphs (a), (b) and (c) of this Section, except to the extent those provisions may conflict with the provisions of this paragraph.

          (e) Certificates for shares distributed pursuant to the Plan which are subject to

     Section 7.6(a) shall contain the following legend:

          "The shares represented by this certificate are transferable only upon compliance with the terms of the PATTERSON DENTAL COMPANY EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan") effective as of May 1, 1989, which grants to Patterson Dental Company and the Plan a right of first refusal, a copy of said Plan being on file in the office of Patterson Dental Company."

          (f) Section 7.6(a) shall not apply to Employer Stock that is or becomes readily tradeable on an established securities market within the meaning of Code Section 409(h).

     Section 7.7 Distribution Prior to a Five Consecutive Breaks in Service; Restoration of Forfeited Account

          (a) Conditions for Restoration. If a terminated Participant who incurred a Forfeiture under Section 6.4(b) is reemployed by the Employer prior to incurring five (5) consecutive one-year Breaks in Service and the reemployed Participant repays within five (5) years of his date of reemployment the amount of the distribution, if any, he received at his previous termination of employment, then the Plan Administrator shall restore the Participant's Account with the amount of the Forfeiture and the repaid amount.

          (b) Time and Method of Restoration. If the Participant has the right to make a repayment of his lump sum distribution under Section 7.7(a), then the Plan Administrator shall restore the Participant's Account as of the last day of the Plan Year in which the repayment is made. To restore the Participant's Account, the Plan Administrator, to the extent necessary, shall allocate to the Participant's Account first, the amount, if any of Participant Forfeitures for the Plan Year; second, the amount of any special Employer contribution made for the purpose of restoring a Participant's Account; and third, the amount, if any of the Trust Fund net income or gain for the Plan Year. To the extent the amounts available for restoration under the immediately preceding sentence are insufficient to make the required restoration, the Employer shall contribute, without regard to any requirement or condition of Sections 4.1 or 4.7, such additional amount as is necessary to enable the Plan Administrator to make the required restoration.

          (c) Segregated Account for Repaid Amount. Until the Plan Administrator restores the Participant's Account balance under Section 7.7(b), the Trustee shall invest the amount the Participant has repaid in a segregated account maintained solely for that Participant. Until commingled with the balance of the Trust Fund on the date the Plan Administrator restores the Participant's Account, the Participant's segregated account shall remain a part of the Trust, but it alone shall share in any income it earns and it alone shall bear any expense or loss it incurs. Unless the repayment qualifies as a Rollover contribution, the Plan Administrator shall direct the Trustee to repay to the Participant as soon as is administratively practicable, the full amount of the Participant's segregated account if the Plan Administrator determines that one or more of the conditions preventing repayment and restoration under Section 7.7(a) is applicable.

     Section 7.8 Reemployment After Distribution Has Been Made or Commenced. In the event that a former Participant is reemployed by the Employer after distribution to him has been made or commenced, the following rules shall apply:

          (a) Further distribution of his Account shall be suspended and the undistributed remainder shall continue to be held in the Trust Fund, it being the intent hereof that no distribution shall be made while a Participant is employed with the Employer.

          (b) Such former Participant shall again become a Participant in the Plan upon satisfaction of the requirements set forth in Section 3.3.

     Section 7.9 Designation of Beneficiaries

          (a) Each Participant may designate on forms to be furnished by the Plan Administrator, a Beneficiary or Beneficiaries to receive his Account in the event of his death and may change or revoke any such designation from time to time. No such designation, change or revocation shall be effective unless executed by the Participant and delivered to the Plan Administrator during the Participant's lifetime. In the event that a Participant shall have failed to designate a Beneficiary or Beneficiaries, or the Beneficiary or Beneficiaries, as the case may be, shall have failed to survive the Participant, the Participant's Account shall be payable to the first class of the following classes of Beneficiaries then surviving and, except in the case of his surviving issue, in equal shares if there are then more than one in each class:

               (1)  Participant's surviving spouse,

               (2) Participant's surviving issue per stirpes and not per capita,

               (3)  Participant's surviving parents,

               (4)  Participant's surviving brothers and sisters,

               (5)  Representatives of the Participant's estate.

     For this purpose, "per stirpes" means in equal shares among living children and the issue of deceased children, the latter taking by right of representation, and "issue" means all persons who are descended from the person referred to, either by legitimate birth or legal adoption.

          (b) If a Participant designates a Beneficiary other than such Participant's spouse to receive his Account in the event of his death, such designation shall not take effect unless:

               (1) The Participant's spouse consents in writing to the election, and such consent acknowledges the effect of such election and is witnessed by a Plan representative or a Notary Public; or

               (2) It is established by the Participant in writing to the satisfaction of the Plan Administrator that the consent required under subparagraph (1) may not be obtained because there is no spouse; because the spouse cannot be located; or because of such other circumstances provided by regulations issued under the Code.

     Any consent by a spouse (or establishment that the consent of a spouse may not be obtained) under subparagraph (2) above shall be effective only with respect to such spouse.

     Section 7.10 Minors and Persons Under Legal Disability. If any person to whom a benefit is payable hereunder is a minor, or if the Plan Administrator determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Trustee shall have power to cause the payment becoming due to such person to be made to another for his benefit. Any payment made pursuant to such power shall, as to such payment, operate as a complete discharge of the Trustee, provided that due care is exercised in selecting the recipient.

     Section 7.11 Interest of Persons Who Cannot Be Located. In the event that a Participant or Beneficiary who has been determined to be entitled to a distribution hereunder cannot be located by the Trustee after reasonable, good faith effort, said funds shall be reallocated among the Participants as a Forfeiture. Thereafter if the Participant or Beneficiary entitled to the vested Account balance is located or claims the vested Account balance, such vested Account balance shall be reinstated from Forfeitures for such Plan Year or from any special Employer contributions made for the purpose of restoring a Participant's Account. Such Account balance shall then be distributed to the Participant or Beneficiary in accordance with this Article VII.

     Section 7.12 Non-alienation of Benefits. Except in the case of Qualified Domestic Relations Orders, pursuant to Article XI hereof, benefits payable under the provisions of this Plan shall not be subject, in any manner, to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trust shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

     Section 7.13 Direct Rollovers

          (a) Election. This Section 7.13 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of this Plan to the contrary that would otherwise limit a "distributee's" election under this Section, a "distributee" may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the "distributee" in a "direct rollover."

          (b) Administration. The election in Section 7.13(a) shall be subject to such reasonable procedures and requirements as may be prescribed by the Plan Administrator.

          (c) Definitions. For purposes of this Section 7.13, the following terms are defined as follows:

               (1) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); and any other amount excepted from the definition of "eligible rollover distribution" by Code Section 402(c)(4).

               (2) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code Section 408(a); an individual retirement annuity described in Code
                    Section 408(b); an annuity plan described in Section 403(a) of the Code; or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (3) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code
                    Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

               (4) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                           ARTICLE VIII - PLAN LOANS

     Section 8.1 Plan Loans. Loans to Participants are not permitted under this Plan.

                     ARTICLE IX - TOP-HEAVY PLAN PROVISIONS

     Section 9.1 Definitions. As used in this Article IX the following terms shall mean:

          (a) "Top-heavy" Plan. The Plan will be Top-Heavy if, as of the Determination Date for such Plan Year:

               (1) The aggregate of the Account(s) of Key Employees under the Plan exceeds sixty percent (60%) of the aggregate of the Accounts of all Participants under the Plan, unless the Plan is part of an Aggregation Group which is not Top-Heavy; or

               (2)  The Plan is part of an Aggregation Group which is Top-Heavy.

     For purposes of determining whether on each Determination Date the Plan is a Top-Heavy Plan, the Accounts of Non-Key Employees who during any prior Plan Year were Key Employees shall be disregarded. If an Employee has not performed any services for the Employer at any time during the five year period ending on the Determination Date, the Account balance of such Employee shall be disregarded.

          (b) "Aggregation Group".

               (1) A required Aggregation Group consists of the following plans:

                    (i) Each plan of an Employer in which a Key Employee is a participant in the plan year containing the Determination Date, or any of the four preceding plan years; and

                    (ii) Each plan of an Employer which enables a plan described in clause (i) to meet the requirements of Code Sections 401(a)(4) or 410.

               (2) A permissive Aggregation Group consists of the following plans:

                    (i)  Any plan included in (b)(1), and

                    (ii) Any other plan designated by an Employer provided that by including such plan, the Aggregation Group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.

          (c) Top-heavy Aggregation Group. An Aggregation Group is Top-Heavy if the sum of:

               (1) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group, and

               (2) the aggregate of the accounts of Key Employees under all defined contribution plans included in such group, exceeds sixty percent (60%) of a similar sum determined for all Employees.

          (d) A "Key Employee" is any Employee or former Employee (including a Beneficiary of such Employee) who at any time during the Plan Year or any of the four preceding Plan Years is:

               (1) an officer of the Employer with annual Section 415 Compensation greater than fifty percent (50%) of the dollar limit in effect under Section 415(b)(1)(A) of the Code for such Plan year (as adjusted for cost of living increases), provided that no more than fifty employees, (or if less, the greater of three Employees) or ten percent of all Employees shall be treated as officers;

               (2) one of the ten Employees who have annual Section 415 Compensation from the Employer greater than the limitation in effect under Section 415(c)(1)(A) of the Code for such Plan Year (as adjusted for cost of living increases) and who owns one of the largest interests (which interest is more than a one-half percent (.05%) interest) in the Employer;

               (3)  a five percent (5%) owner of the Employer; or

               (4) a one percent (1%) owner of the Employer who has an annual compensation of more than $150,000.00;

     The constructive ownership rules of Section 318 of the Code (substituting "5 percent" for "50 percent" in subparagraph (C) of Section 318(a)(2)), shall be applicable to (2), (3) and (4) above. For purposes of subparagraph
     (2), if two Employees have the same interest in the Employer, the Employee having greater annual Section 415 Compensation from the Employer shall be treated as having a larger interest. The Plan Administrator will make the determination of who is a Key Employee in accordance with Section 416(i)(1) of the Code and the regulations issued thereunder, which this Plan hereby incorporates by reference.

          (e) A "Non-Key Employee" is an Employee who is not a Key Employee. and includes the Beneficiary of such Employee.

          (f) The "Determination Date" means the last day of the preceding Plan Year.

          (g) The "Valuation Date" is the Determination Date as of which account balances are valued for purposes of calculating the top-heavy ratio.

          (h) "Account" of a Participant, with respect to the Plan, or (if applicable) the Aggregation Group of which the Plan is a part, means as of any Determination Date:

               (1)  the Account balance(s) of such Participant; plus

               (2)  the contributions due as of the Determination Date; plus

               (3) the aggregate distributions made from the plan(s) to such Participant within five (5)years thereof; less

               (4) any rollover amount contributed to this Plan by a Participant after December 31, 1983, but only to the extent permitted by regulations issued under Section 416(i)(4)(A) of the Code.

     Section 9.2 Determination of Top-Heavy. The Plan Administrator shall determine on each Determination Date whether the Plan is Top-Heavy. In making its determination, the Plan Administrator shall include all plans of a required Aggregation Group and any plans of the permissive Aggregation Group it determines to be appropriate for inclusion. The Determination of Account balances and the present value of accrued benefits is made separately for each plan and then the results of these determinations are aggregated by adding together the results for each plan as of the Determination Date for such plans that fall within the same calendar years. For purposes of determining whether the Plan is Top Heavy, if the Employer is a member of a Controlled Group, then all employees of the Controlled Group shall be treated as Employees of the Employer and all qualified plans maintained by the Controlled Group shall be treated as maintained by the Employer.

     Section 9.3 Minimum Contribution. For Plan Years during which the Plan is determined to be Top-Heavy, allocation of the Employer contributions, if any, shall be subject to the following rules:

          (a) Each Participant employed on the last day of the Plan Year shall receive a minimum allocation of the Employer contributions to his Account of not less than three percent (3%) of the Participant's compensation (within the meaning of Section 415 of the Code and regulations issued thereunder), whether or not such Participant had sufficient Hours of Service to entitle such Participant to any allocation provided, however, that such minimum allocation shall not exceed the highest percentage of Employer contributions allocated to any Key Employee for such Plan Year.

          (b) Any allocation made hereunder shall be offset by any Employer contribution allocation made to the Participant's account in another qualified plan maintained by the Employer which is in an Aggregation Group with this Plan.

          (c) After the satisfaction of the minimum allocation rule of subsection (a), any remaining Employer contributions shall be allocated to Participants' Accounts in accordance with Section 4.3.

     Section 9.4 Vesting for Top-Heavy Plan

          (a) Commencing on the first day of any Plan Year for which the Plan is determined to be Top-Heavy, the following vesting schedule shall be substituted for the vesting schedule of Section 6.2 and Section 6.7 of this
     Plan:

                 Years of Service                   Vested
                 With the Employer                Percentage
                 -----------------                ----------

                 Fewer than 2 years                  None
                 2 years but fewer than 3             20%
                 3 years but fewer than               40%
                 4 years but fewer than 5             60%
                 5 years but fewer than               60%
                 6 years or more                     100%

          (b) All Years of Service shall be calculated without regard to whether the Plan was Top-Heavy during the applicable Plan Year.

          (c) If the Plan becomes Top-Heavy and thereafter ceases to be Top-Heavy, the foregoing vesting schedule shall continue to apply in determining the nonforfeitable interest of any Participant who had at least three (3) Years of Service of the last day of the Plan Year in which the Plan was Top-Heavy. For other Participants, the above schedule shall apply only to their Account as of the last day of the last Plan Year in which the Plan was Top-Heavy.

                        ARTICLE X - PLAN ADMINISTRATION

     Section 10.1 Employer Responsibility. The Employer, or if there is more than one Employer, the Sponsor shall be the Plan Administrator.

     Section 10.2 Powers and Duties of the Plan Administrator.

          (a) The Plan Administrator shall be responsible for and shall control and manage the operation and administration of the Plan.

          (b) The Plan Administrator shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan.

          (c) The Plan Administrator shall direct the Trustee concerning all payments which shall be made out of the Trust pursuant to the Plan.

          (d) At the end of each Plan Year the Employer shall submit to the Plan Administrator the names of all Participants and the amount of contribution to be made by the Employer. The Plan Administrator shall then allocate the Employer contribution to all eligible Participants and shall transmit this information to the Trustee.

          (e) The Plan Administrator shall interpret the Plan and shall determine all questions arising in the administration, interpretation, and application of the Plan, including but not limited to questions of eligibility and the status and rights of Participants, Beneficiaries and other persons. Any such determination by the Plan Administrator shall be made in its sole discretion and shall be presumptively conclusive and binding on all persons. The regularly kept records of the Employer shall be conclusive and binding upon all persons with respect to an Employee's Hours of Service, date and length of employment, time and amount of Compensation and the manner of payment thereof, type and length of any absence from work and all other matters contained therein relating to Employees.

          (f) The Plan Administrator may require each Participant and each Beneficiary of a deceased Participant to furnish evidence, data or information as the Plan Administrator considers necessary or desirable for purposes of administering the Plan, including his post office address and any change in post office address.

          (g) All rules and determinations of the Plan Administrator shall be uniformly and consistently applied to all persons in similar circumstances.

          (h) The Plan Administrator may appoint accountants, counsel, specialists, and other persons as it deems necessary or desirable in connection with the administration of this Plan. The Plan Administrator shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by it in good faith in relying upon, any opinions or reports which shall be furnished to it by any such accountant, counsel, specialist or other person.

     Section 10.3 Records and Reports of the Plan Administrator. The Plan Administrator shall keep a record of all its proceedings and acts and shall keep all such books of account, records, and other data as may be necessary for proper administration of the Plan. The Plan Administrator shall notify the Trustee and the Employer of any action taken by it and, when required, shall notify any other interested person or persons. The Plan Administrator shall have a copy of this Plan and a copy of the Trust Agreement available at the principal office of the Employer during business hours. Such of its records as may pertain solely to a particular Participant shall be made available to such Participant, either by periodic reports or presentation for examination by such Participant during business hours.

     Section 10.4 Plan Administrative Committee. The Board of Directors of the Sponsor may, in its discretion, appoint a committee of one or more persons, to be known as the Plan Administrative Committee (Committee) to act as the agent of the Sponsor in performing the duties of the Sponsor. The members of the Committee shall serve at the pleasure of the Board of Directors; they may be officers, directors, or Employees of the Employer or any other individuals. Any member may resign by delivering his written resignation to the Board of Directors and to the Committee. Vacancies in the Committee arising by resignation, death, removal or otherwise, shall be filled by the Board of Directors. The Sponsor shall advise the Trustee in writing of the names of the members of the Committee and of changes in membership from time to time.

     Section 10.5 Organization and Operation of the Plan Administrative
Committee.

          (a) If the Board of Directors of the Sponsor appoints a Committee, the Committee shall act by majority vote of its members at the time in office, and such action may be taken either by a vote at a meeting or in writing without a meeting. The signatures of a majority of the members will be sufficient to authorize Committee action. A Committee member shall not participate in discussions of or vote upon matters pertaining to his own participation in the Plan.

          (b) The Committee may authorize any of its members or any other person to execute any document or documents on behalf of it, in which event the Committee shall notify the Trustee in writing of such action and the name or names of such member or person. The Trustee thereafter shall accept and rely upon any document executed by such members or persons as representing action by the Plan Administrator, until the Committee shall file with the Trustee a written revocation of such designation.

          (c) The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. These rules may be made available to the Employer and the Participants as determined by the Committee.

     Section 10.6 Compensation and Responsibility for Payment of Expenses of the Plan Administrator. The Plan Administrator or members of the Committee who are Employees of the Employer shall serve without compensation for services as such, but all proper expenses incurred by the Plan Administrator incident to the functioning of the Plan may be paid in whole or in part by the Employer and any expenses not paid by the Employer shall be paid by the

Trustee out of the principal or income of the Trust Fund; provided, however, that unusual costs and expenses of litigation involving the Plan and losses, if any, of the Plan of any kind or character, shall be deemed expenses of the Plan and shall be borne by, and paid out of the Plan assets, except to the extent the Board of Directors elects to have such expenses paid directly by the Employer.

     Section 10.7 Indemnity of Plan Administrator or Plan Administrative Committee Members. The Sponsor shall indemnify and defend the Plan Administrator or, if the Board of Directors of the Sponsor has appointed a Committee each member of the Committee and each of its other Employees against any and all claims, loss, damages, expenses (including reasonable attorneys fees), and liability arising in connection with the administration of the Plan, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member or other Employee. The Employer may purchase liability insurance to cover the Plan Administrator or members of the Committee against loss, claims, damages or expense.

     Section 10.8 Claims Procedure. Claims for benefits under the Plan shall be made in writing to the Plan Administrator. Within ninety (90) days after the filing of such a claim, the Plan Administrator shall, notify the claimant in writing whether his claim is upheld or denied. A notice of denial shall be written in a manner calculated to be understood by the claimant, and shall contain (i) the specific reason or reasons for denial of the claim, (ii) a specific reference to the pertinent Plan provisions upon which the denial is based, (iii) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary, and (iv) an explanation of the Plan's review procedure. Within sixty (60) days of the receipt by the claimant of the written notice of denial of the claim, the claimant or his duly authorized agent may file a written request with the Plan Administrator that it conduct a full and fair review hearing of the denial of the claimant's claim for benefits. In connection with the claimant's appeal of the denial of his benefit, the claimant or his duly authorized representative may review pertinent documents and may submit issues and comments in writing within 30 days of filing such request for review. The Plan Administrator shall render a decision on the claim appeal promptly, but not later than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary) require an extension of time for processing, in which case the sixty (60) day period may be extended to one hundred and twenty (120) days. The Plan Administrator shall notify the claimant in writing of any such extension. The decision upon review shall be communicated to the claimant within thirty days of the hearing and shall (i) include specific reasons for the decision, (ii) be written in a manner calculated to be understood by the claimant and (iii) contain specific references to the pertinent Plan provisions upon which the decision is based.

     Section 10.9 Voting Rights.

          (a) A Participant shall be entitled to direct the Trustee as to the manner in which voting rights of Employer Stock which is acquired by the Trust and allocated to his Account as of the record date are to be exercised with respect to any corporate matters which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as may be prescribed by regulations.

          (b) A Participant shall be entitled to direct the Trustee as to the manner in which voting rights of the Employer Stock which was acquired with the proceeds of an Acquisition Loan entitled to the interest exclusion under Section 133 of the Code and allocated to his Account are to be exercised with respect to all corporate matters subject to shareholder vote.

          (c) If the Employer Stock is a "registration-type class of securities, then each Participant or Beneficiary under the Plan shall be entitled to direct the Trustee as to the manner in which all voting rights of the Employer Stock allocated to his Account are to be exercised. A "registration-type class of securities" means: (i) a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934, and (ii) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection (g)(2)(H) of such Section 12.

          (d) The Trustee shall vote (i) Employer Stock in the Account of a Participant to which no such instructions have been received, (ii) Employer Stock in the Loan Suspense Account, (iii) Employer Stock held as an advance Employer Contribution, and (iv) Employee Stock held pending reallocation as a Forfeiture. For purposes of this Section 10.9(d) the Board of Directors of the Sponsor shall have the exclusive power, authority and responsibility for directing the Trustee in determining how Employer Stock shall be voted.

          (e) Before each meeting of shareholders at which Participants have the right to direct the Trustee as to the manner of voting allocated shares, the Trustee, at the request of the Plan Administrator, shall furnish to each Participant, or Beneficiary, within a reasonable time before the meeting, a copy of the proxy solicitation material together with a form requesting directions on how such shares of Employer Stock allocated to such Participant's Account shall be voted on each such matter subject to direction. Upon timely receipt of such directions, the Trustee shall, on each such matter, vote as directed by the Participant the number of shares of Employer Stock allocated to such Participant's Account."

     Section 10.10 Bonding. Every Fiduciary, except a bank or an insurance company, unless exempted by ERISA, shall be bonded in an amount not less than 10% of the amount of the Trust funds such Fiduciary handles with a minimum bond of $1,000 and a maximum bond of $500,000. The cost of such bond(s), shall be an expense of and may, at the election of the Employer, be paid from the Trust Fund or by the Employer.

                ARTICLE XI - QUALIFIED DOMESTIC RELATIONS ORDERS

     Section 11.1 Permissible Assignment. Notwithstanding any provision to the contrary herein, the Plan Administrator may assign the interest of a Participant in the Plan (or in a succeeding plan of the Employer or in the plan of a successor Employer) to an Alternate Payee pursuant to a Qualified Domestic Relations Order.

     Section 11.2 Application of Provisions. The provisions of this Article shall control in the event the Plan receives a Qualified Domestic Relations Order with respect to a Participant's interest in the Trust Fund.

     Section 11.3 Definitions.

          (a) Alternate Payee shall mean a

               (1)  spouse,

               (2)  former spouse,

               (3)  child, or

               (4)  other dependent

     of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, a Participant's benefits under the Plan. An Alternate Payee is treated as a Beneficiary for all purposes under the Plan.

          (b) Earliest Retirement Date under this Plan shall mean the earlier of:

               (1) the date on which the Participant is entitled to a distribution under the Plan; or

               (2) the later of (A) the day a Participant is entitled to a distribution under the Plan; or (B) the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant had terminated employment with the Employer and all members of the Controlled Group. However, if the value of the amount payable to the Alternate Payee is $3,500 or less on the date payment would begin under the Qualified Domestic Relations Order, that date shall be the Earliest Retirement Date.

          (c) Qualification Procedures shall mean written procedures adopted by the Plan Administrator to determine whether domestic relations orders meet the requirements set out in paragraph (d), below, and to administer distributions under such orders. The procedures shall be implemented within a reasonable time after receipt of a domestic relations order by the Plan Administrator. Qualification Procedures must permit an Alternate Payee to designate a representative for receipt of copies of notices sent to the Alternate Payee with respect to a Qualified Domestic Relations Order.

          (d) Qualified Domestic Relations Order shall mean a judgment, decree or order, including approval of a property settlement agreement, that relates to provision of child support, alimony payments, or marital property rights to an Alternate Payee, is made pursuant to state domestic relations law, including a state community property law, and creates an Alternate Payee's right to all or a portion of the benefits payable to a Participant under the Plan.

               (1)  A Qualified Domestic Relations Order must specify:

                    (i) the name and last known mailing address of each Alternate Payee,

                    (ii) the amount or percentage of the Participant's benefits to be paid to the Alternate Payee or the manner in which the amount is to be determined,

                    (iii) the number of payments or period for which payments are required, and

                    (iv)   each plan to which the order relates.

               (2)  An order does not qualify under this definition if it:

                    (i) requires the Plan Administrator to provide a benefit or option not available under the Plan,

                    (ii)   requires the Plan to provide increased benefits or

                    (iii) requires payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under a previously existing Qualified Domestic Relations Order.

     Section 11.4 Notification. The Plan Administrator shall promptly give written notification to the Participant and to the Alternate Payee of receipt of a domestic relations order and of Plan Qualification Procedures. The Plan Administrator shall then proceed with Qualification Procedures to determine whether the order is a Qualified Domestic Relations Order and shall notify the Participant and Alternate (or the Alternate Payee's designated representative) of its determination.

     Section 11.5 Disposition of Disputed Funds.

          (a) During the period in which the Plan Administrator is making its determination of the qualified status of the Domestic Relations Order, a separate accounting shall be maintained for any amounts which would be payable to the Participant.

          (b) If the order is determined to be a Qualified Domestic Relations Order within the 18-month period beginning on the date on which the first payment would be required to be made under the order, the Plan Administrator shall direct the Trustee to distribute the amounts in accordance with the order.

          (c) If the Plan Administrator determines that the order is not a Qualified

     Domestic Relations Order, or has not made a determination within the 18-month period described in (b) the Plan Administrator shall direct the Trustee to pay such amounts to the persons who would have received the amounts if the order had not been issued.

          (d) If an order is qualified after expiration of the 18-month period described in (b), payment of benefits to an Alternate Payee shall proceed prospectively and the Plan shall not be liable to an Alternate Payee for benefits attributable to the period prior to qualification.

     Section 11.6 Payment of Benefits. The Plan Administrator shall comply with any Qualified Domestic Relations Order requiring that benefits be paid to an Alternate Payee beginning on a date on or after the Participant's Earliest Retirement Date. If an Alternate Payee under a Qualified Domestic Relations Order cannot be located, the Plan Administrator may either maintain a separate accounting of the amount which would have been paid to such Alternate Payee, or reallocate such amount among the accounts of Participants as a reduction of the Employer contribution, if the Alternate Payee is thereafter located, the reallocated amount shall be reinstated for the benefit of the Alternate Payee.

     Section 11.7 Form of Payment. Payment of benefits pursuant to a Qualified Domestic Relations Order shall be made only as permitted under the Plan.

            ARTICLE XII - AMENDMENTS AND ACTION BY SPONSOR/EMPLOYER

     Section 12.1 Amendments. The Sponsor reserves the right to make from time to time any amendment or amendments to this Plan in any manner it deems necessary or advisable in order to comply with ERISA. However, no amendment shall be made which authorizes or permits any of the Trust Fund, other than the part which is required to pay taxes and administration expenses, to be used for or diverted to purposes other than for the exclusive benefit of the Participants or Beneficiaries. No amendment shall cause or permit any portion of the Trust Fund to revert to or become a property of the Employer, and no amendment which affects the rights, duties or responsibilities of the Trustee, Plan Administrator, or an Employer may be made without the written consent of the affected party.

     Section 12.2 Action by Sponsor/Employer. Any action by the Sponsor or an Employer under this Plan may be by resolution of its Board of Directors or by any person or persons duly authorized by resolution of the Board of Directors to take action. However, neither the Trustee nor the Plan Administrator (if other than the Sponsor) shall have any obligation or responsibility with respect to any action required by the Plan to be taken by the Sponsor or the Employer, any Participant or eligible Employee, nor for the failure of any of those person to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. The Trustee or the Plan Administrator (if other than the Sponsor or the Employer) shall not be required to collect any contribution required under the Plan, or determine the correctness of the amount of the Employer contribution.

     Section 12.3 Plan Ceases to Constitute an ESOP. In the event that the Plan is terminated pursuant to Section 14.1 hereof, or is amended in a manner which causes the Plan to cease being an ESOP, any Employer Stock distributed to the Participants in liquidation of the Trust Fund, or held by the Trustee if the Trust Fund is not liquidated, which was acquired with Acquisition Loan proceeds shall continue to be subject to the provisions of Section 7.5, relating to the Put Option requirement, and the Trust Agreement.

     ARTICLE XIII - SUCCESSOR SPONSOR AND MERGER OR CONSOLIDATION OF PLANS

     Section 13.1 Successor Sponsor. In the event of the dissolution, merger, consolidation or reorganization of the Sponsor, provisions may be made by which the Plan and Trust will be continued by the successor. In that event, such successor shall be substituted for the Sponsor under the Plan. The substitution of the successor shall constitute an assumption of the Plan liabilities by the successor and the successor shall have all the powers, duties and responsibilities of the Employer under the Plan.

     Section 13.2 Plan Assets. In the event of the merger or consolidation of this Plan with, or transfer of assets and liabilities of this Plan to, any other Plan, each Participant shall be entitled (if such other plan had then terminated) to receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated).

                         ARTICLE XIV - PLAN TERMINATION

     Section 14.1 Termination of Plan and Trust. The Employer shall have the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan and the Trust created thereunder. The Plan shall terminate (as to any Employer) upon the first to occur of the following:

          (a) The date terminated by action of the Board of Directors, provided the Board gives the Trustee thirty (30) days' prior written notice of the termination;

          (b) The date the Employer shall be judicially declared bankrupt or insolvent;

          (c) The dissolution, merger, consolidation or reorganization of the Employer, or the sale by such Employer of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser shall substitute itself as such Employer.

     Section 14.2 Full Vesting. Notwithstanding any other provision in this Plan to the contrary, upon a full or partial termination of the Plan, or upon complete discontinuance of contributions, an affected Participant's right to his Account shall be one hundred percent (100%) nonforfeitable.

     Section 14.3 Distribution of Trust Fund. Upon a termination of the Plan, the Employer at its option may direct and require the Trustee to liquidate the Trust Fund or the applicable portion thereof, and distribute the same to interested Participants. If the Employer does not direct the Trustee to liquidate the Trust Fund upon a termination of the Plan, then the provisions of
Article VII shall remain operative, and the Trust shall continue until the Trustee has distributed all of the benefits under the Plan. On each Valuation Date, the Plan Administrator shall credit any part of a Participant's Account retained in the Trust Fund with its proportionate share of the Trust Fund's income, expenses, gains and losses, both realized and unrealized, until such Account has been fully distributed.

                           ARTICLE XV - MISCELLANEOUS

     Section 15.1 Nonguaranty of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee or as a right of any Employee to be continued in the employment of the Employer or as a limitation of the right of the Employer to discharge any of its Employees with or without cause.

     Section 15.2 Rights to Trust Assets. No Employee shall have any right to or interest in any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under this Plan and then only to the extent of the benefits payable under the Plan to such Employee out of the assets of the Trust Fund. Except as otherwise may be provided under Title IV of ERISA, all payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust Fund and none of the Fiduciaries shall be liable therefor in any manner.

     Section 15.3 Word Usage. Words used in the masculine shall apply to the feminine where applicable; and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

     Section 15.4 Governing Law. To the extent that state law is not preempted by provisions of ERISA or any other laws of the United States, this Plan will be administered, construed and enforced according to the internal, substantive laws of the State of Minnesota, without regard to its conflict of laws rules.

     Section 15.5 Uniformed Services Employment and Reemployment Act of 1994. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service with respect to qualified military service will be provided in accordance with Code Section 414(u).

                                    Exhibit A
               Special Provisions Applicable to Certain Employees


                           Barber Dental Supply, Inc.
                           --------------------------

In connection with the acquisition of Barber Dental Supply, Inc. by merger into Patterson Dental Company effective December 18, 1995, all Employees acquired from Barber Dental Supply, Inc. are provided credit for service with Barber Dental Supply, Inc. for purposes of determining such Employee's Years of Service for Participation and Years of Service for Vesting.

                             EagleSoft Incorporated
                             ----------------------

In connection with the acquisition of EagleSoft Incorporated effective July 18, 1997, all Employees hired in connection with such acquisition are provided credit for service with EagleSoft Incorporated solely for purposes of determining such Employee's Years of Service for Participation.

                            Hill Dental Company, Inc.
                            -------------------------

In connection with the acquisition of Hill Dental Company, Inc. effective February 2, 1998, all Employees hired in connection with such acquisition are provided credit for service with Hill Dental Company, Inc. solely for purposes of determining such Employee's Years of Service for Participation.

                       Professional Business Systems, Inc.
                       -----------------------------------

In connection with the acquisition of Professional Business Systems, Inc. effective February 24, 1999, all Employees hired in connection with such acquisition are provided credit for service with Professional Business Systems, Inc. solely for purposes of determining such Employee's Years of Service for Participation.

                            Barr Dental Supply, Inc.
                            ------------------------

In connection with the acquisition of Barr Dental Supply, Inc. effective June 28, 1999, all Employees hired in connection with such acquisition are provided credit for service with Barr Dental Supply, Inc. solely for purposes of determining such Employee's Years of Service for Participation.

                       Guggenheim Bros. Dental Supply Co.
                       ----------------------------------

In connection with the acquisition of Guggenheim Bros. Dental Supply Co. effective March 27, 2000, all Employees hired in connection with such acquisition are provided credit for service with Guggenheim Bros. Dental Supply Co. solely for purposes of determining such Employee's Years of Service for Participation.

                                    Exh. A-1

                              Micheli Dental Supply
                              ---------------------

In connection with the acquisition of Micheli Dental Supply effective August 2, 2000, all Employees hired in connection with such acquisition are provided credit for service with Micheli Dental Supply solely for purposes of determining such Employee's Years of Service for Participation.

                               J. A. Webster, Inc.
                               -------------------

In connection with the acquisition of substantially all of the assets of J. A. Webster, Inc. by a wholly-owned subsidiary of Patterson Dental Company effective July 9, 2001, all Employees hired in connection with such acquisition are provided credit for service with J. A. Webster, Inc. solely for purposes of determining such Employee's Years of Service for Participation.





















                                    Exh. A-2

                                    Exhibit B
                             Special Effective Dates

Definitions
-----------

The definition of "Highly Compensated Employee" at Section 2.19 is effective for Plan Years beginning on or after May 1, 1997.

The definition of Section 415 Compensation at Section 2.29 is effective for Plan Years beginning on or after May 1, 1997.

Distributions
-------------

The required commencement of distributions under Section 7.1(c) relating to Participants who are not 5% owners is effective May 1, 1997.

The definition of eligible rollover distribution under Section 7.13(b) excludes hardship distributions effective May 1, 2000.

Top Heavy Plan Rules
--------------------

The Super-Top Heavy and related Code Section 415(e) rules are deleted effective May 1, 2000.

Miscellaneous
-------------

The provisions of Section 15.5 relating to the Uniformed Services Employment and Reemployment Act of 1994 are effective December 12, 1994.















                                    Exh. B-1

                                  SUPPLEMENT A
                                     TO THE
                            PATTERSON DENTAL COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN
                                EGTRRA AMENDMENT

     A-1. Purpose and Application.

          (a) The purposes of this Supplement A to the Patterson Dental Company Employee Stock Ownership Plan (the "Plan") is to modify, supersede and supplement the terms of the Plan as it relates to certain amendments required or permitted under certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Supplement is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and regulations or other pronouncements issued in connection therewith.

          (b) Unless this Supplement provides otherwise, the provisions of this Supplement A will be effective as of May 1, 2002.

          (c) This Supplement A will supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Supplement A.

     A-2. Annual Additions Limitation. Effective for Limitation Years beginning after December 31, 2001, the Annual Additions limitation under Section 4.6 regarding the amount that may be contributed or allocated to a Participant's accounts under the Plan for any Limitation Year shall not exceed the lesser of:

     (a)  $40,000, as adjusted for increases in the cost-of-living under Code
          Section 415(d), or

     (b) 100 percent of the Participant's Section 415 Compensation for the Limitation Year. The compensation limit referred to in this clause (b) will not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or 419A(f)(2)) that is otherwise treated as an Annual Addition.

     A-3. Increase in Compensation Limit. For purposes of Section 2.7, the annual Compensation for each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

     A-4. Modification of Top-Heavy Rules. This section shall apply for purposes of determining whether the Plan is a Top-Heavy Plan under Code Section 416(g) and the provisions of Article IX of the Plan for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years.

     (a) Key Employee. For purposes of Section 9.1(d), Key Employee means any Employee or former Employee (including any deceased employee) who, at any time during the Plan Year that includes the determination date, was an officer of the Company having annual Section 415 Compensation greater than $130,000 (as adjusted under Code Section



                                   Supp. A-1

          416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Company, or a 1-percent owner of the Company having annual Section 415 Compensation of more than $150,000. The determination of a Key Employee will be made in accordance with Code
          Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

     (b) Determination of Present Values and Amounts. For purposes of Sections 9.1(h) and 9.2, in determining if the Plan is a Top-Heavy Plan, the present values of accrued benefits and the amounts of account balances of an Employee as of the determination date will be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the 1-year period ending on the determination date. The preceding sentence will also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). If a distribution is made for a reason other than separation from service, death, or disability, this provision will be applied by substituting "5-year period" for "1-year period." The accrued benefits and accounts of any individual who has not performed services for the Company during the 1-year period ending on the determination date will not be taken into account.

     (c) Minimum Benefits. For purposes of Section 9.3, if the Plan is a Top-Heavy Plan, Company matching contributions will be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. The preceding sentence will apply with respect to Company matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement will be met in another plan, such other plan. Company matching contributions that are used to satisfy the minimum contribution requirements will be treated as matching contributions for purposes of the Actual Contribution Percentage test and other requirements of Code Section 401(m).

     A-5. Direct Rollovers of Plan Distributions. Effective for distributions made after December 31, 2001, for purposes of the direct rollover provisions in
Section 7.13 of the Plan, an Eligible Retirement Plan will also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code
Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and that agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan will also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code Section 414(p). No amount that is distributed on account of hardship will be an Eligible Rollover Distribution, and the Distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

                                   Supp. A-2

                                  SUPPLEMENT B
                                     TO THE
                            PATTERSON DENTAL COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN

                       Thompson Dental Company Provisions

     B-1. Purpose and Application. The purpose of this Supplement B is to set forth the application of specific provisions of the Plan or exceptions to the Plan as they relate to the employees of Thompson Dental Company ("Thompson"), the acquisition of Thompson by Patterson Dental Company (effective April 3,
2002), and the merger of the Thompson Dental Company Employee Stock Ownership Plan and Trust ("Thompson ESOP") with and into the Plan.

     B-2. Adoption; Merger. Thompson hereby adopts the Plan as a participating Employer effective April 3, 2002, and as an amendment and restatement of and merger with the Thompson ESOP effective as of May 1, 2002.

     B-3. Service.

          (a) For purposes of determining Years of Service for eligibility and vesting, each employee of Thomson will, as of April 3, 2002, be credited with Years of Service and Hours of Service determined by including all service with either Thompson, Patterson Dental Company, or any member of the Controlled Group of either Thompson or Patterson Dental Company.

          (b) For purposes of determining Years of Service for vesting, a Plan Year for Participants who were Thompson employees during 2002 will include both the calendar year beginning January 1, 2002 and the Plan Year beginning May 1, 2002.

     B-4. Eligibility and Participation.

          (a) An employee of Thompson, including a Thompson employee who has become an employee of an Employer, who has satisfied the eligibility requirements on April 3, 2002 will become a Participant in the Plan on April 3, 2002.

          (b) On and after May 1, 2002, eligible employees will begin participating in the Plan as of the November 1 or May 1 coincident with or next following the date he or she has satisfied the eligibility requirements of Section 3.1 of the Plan.

          (c) Each Participant in the Thompson ESOP as of May 1, 2002 will continue as a Participant in this Plan effective as of May 1, 2002.

          (d) Notwithstanding the provisions of Section 3.1 of the Plan, the following employees are not eligible to participate in the Plan:

                                   Supp. B-1

               (i) nonresident aliens;

               (ii) members of the DesPortes family owning stock in Thompson on January 1, 1995, and persons related to such family members as described in Code Section 409(n)(1)(A) and (B) of the Code.

     B-5. Vesting Schedule. Participants, including any employee who was a participant in the Thompson ESOP at the time of its merger with the Patterson ESOP, will be subject to the seven-year graded vesting schedule at Section 6.2 of the Plan in lieu of the five-year cliff vesting schedule under the Thompson ESOP, provided, however, that:

          (a) each Participant who was 100% vested in his or her account balances under the Thompson ESOP as of April 30, 2002, will at all times be 100% vested in his or her accounts under the Patterson ESOP; and

          (b) each Participant who is not 100% vested in his or her accounts transferred from the Thompson ESOP and has at least three Years of Vesting Service before the end of the election period provided under this paragraph
     (b) may elect to have his or her vested percentage under the Patterson ESOP determined on the basis of the five-year cliff vesting schedule under the Thompson ESOP, namely:

                  Years of Service            Vested Percentage
                  ----------------            -----------------
                   Less than 5                          0%
                   5 or more                          100%

     A Participant eligible to elect under this paragraph (b) may file his or her election with the Plan Administrator within 60 days of the issuance of the notice of the amendment of the vesting schedule to such Participant.

     B-6. Beneficiary Designations. [Will the Thompson Beneficiary Designations transfer or will new designations be required?]

     B-7. Thompson ESOP Accounts. The Plan Administrator shall maintain a subaccount within each Account for a Participant whose account under the Thompson ESOP was transferred to the Plan.

     B-8. Distributions. If a distribution is to be made in the form of shares of Employer Stock, then, to the extent necessary to avoid triggering an excise tax under Code section 4978, such distribution will commence not earlier than the end of the Plan Year in which the Participant has incurred a Break in Service.


                                   Supp. B-2